EXHIBIT 99.C

REPUBLIK INDONESIA








BUKU I

UNDANG-UNDANG NOMOR 6 TAHUN 2021

TENTANG

ANGGARAN PENDAPATAN DAN BELANJA NEGARA

TAHUN ANGGARAN

2022

REPUBLIK INDONESIA BUKU I UNDANG-UNDANG NOMOR 6 TAHUN 2021 TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA 2022 TAHUN ANGGARAN

SALINAN

PRESIDEN
REPUBLIK INDONESIA

UNDANG-UNDANG REPUBLIK INDONESIA

NOMOR 6 TAHUN 2021

TENTANG

ANGGARAN PENDAPATAN DAN BELANJA NEGARA

TAHUN ANGGARAN 2022

DENGAN RAHMAT TUHAN YANG MAHA ESA

PRESIDEN REPUBLIK INDONESIA,

Menimbang :
a. bahwa Anggaran Pendapatan dan Belanja Negara merupakan wujud dari pengelolaan keuangan negara yang dilaksanakan secara terbuka dan bertanggung jawab untuk sebesar-besarnya kemakmuran rakyat;
b. bahwa Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2022 termuat dalam Undang-Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2022 yang disusun sesuai dengan kebutuhan penyelenggaraan pemerintahan negara dan kemampuan dalam menghimpun pendapatan negara dalam rangka mendukung terwujudnya perekonomian nasional berdasarkan demokrasi ekonomi dengan prinsip kebersamaan, efisiensi, berkeadilan, berkelanjutan, berwawasan lingkungan, kemandirian, serta dengan menjaga keseimbangan kemajuan dan kesatuan ekonomi nasional;
c. bahwa berdasarkan pertimbangan sebagaimana dimaksud dalam huruf a dan huruf b, serta melaksanakan ketentuan Pasal 23 ayat (1) Undang-Undang Dasar Negara Republik Indonesia Tahun 1945, perlu membentuk Undang-Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2022;

Mengingat ...

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PRES IDEN REPUBLIK INDONESIA -2- Mengingat 1. Pasal 5 ayat (1), Pasal 20, Pasal 23 ayat (1) dan ayat(21, Pasal 31 ayat (41, dan Pasal 33 ayat (1), ayat (2), ayat (3), dan ayat (4) Undang-Undang Dasar Negara Repubtik Indonesia Tahun 1945; 2. Undang-Undang Nomor 17 Tahun 2003 tentang Keuangan Negara (Lembaran Negara Republik Indonesia Tahun 2003 Nomor 4T,Tambahan Lembaran Negara Repubtik Indonesia Nomor a2861; 3. Undang-Undang Nomor 25 Tahun 2OO4 tentang Sistem Perencanaan Pembangunan Nasional (Lembaran Negara Republik Indonesia Tahun 2OO4 Nomor lO4, Tambahan Lembaran Negara Republik Indonesia Nomor aa2t\; 4. Undang-Undang Nomor 17 Tahun 2Ol4 tentang Majelis Permusyawaratan Ralryat, Dewan Perwakilan Rakyat, Dewan Perwakilan Daerah, dan Dewan Perwakilan Ralqyat Daerah (Lembaran Negara Republik Indonesia Tahun 2Ol4 Nomor 182, Tambahan Lembaran Negara Republik Indonesia Nomor 5568) sebagaimana telah diubah beberapa kali terakhir dengan Undang-Undang Nomor 2 Tahun 2Ol8 tentang Perubahan Kedua atas Undang-Undang Nomor 17 Tahun 2Ol4 tentang Majelis Permusyawaratan Rakyat, Dewan Perwakilan Ralryat, Dewan Perwakilan Daerah, dan Dewan Perwakilan Rakyat Daerah (Lembaran Negara Republik Indonesia Tahun 2018 Nomor 29, Tambahan Lembaran Negara Republik Indonesia Nomor 6187); 5 Undang-Undang Nomor 2 Tahun 2O2O tentang Penetapan Peraturan Pemerintah Pengganti Undang-Undang Nomor 1 Tahun 2O2O tentang Kebijakan Keuangan Negara dan Stabilitas Sistem Keuangan untuk Penanganan Pandemi Corona Virus Disease 2019 (COVID-l9) dan/atau Dalam Rangka Menghadapi Ancaman yang Membahayakan Perekonomian Nasional dan/atau Stabilitas Sistem Keuangan Menjadi Undang-Undang (Lembaran Negara Republik IndonesiaTahun 2O2O Nomor 134, Tambahan Lembaran Negara Republik Indonesia Nomor 6516); Dengan ... SK No 095251 A

PRES IDEN REPUBLIK NDONESIA -3- Dengan Persetujuan Bersama DEWAN PERWAKILAN RAKYAT REPUBLIK INDONESIA dan PRESIDEN REPUBLIK INDONESIA MEMUTUSKAN: Menetapkan : UNDANG-UNDANG TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2022. Pasal 1 Dalam Undang-Undang ini yang dimaksud dengan: 1 Anggaran Pendapatan dan Belanja Negara yang selanjutnya disingkat APBN adalah rencana keuangan tahunan pemerintahan negara yang disetujui oleh Dewan Perwakilan Rakyat. 2 Pendapatan Negara adalah hak Pemerintah Pusat yang diakui sebagai penambah kekayaan bersih yang terdiri atas Penerimaan Perpajakan, Penerimaan Negara Bukan Pajak, dan Penerimaan Hibah. 3 Penerimaan Perpajakan adalah semua penerimaan negara yang terdiri atas Pendapatan Pajak Dalam Negeri dan Pendapatan Pajak Perdagangan Internasional. 4 Pendapatan Pajak Dalam Negeri adalah semua penerimaan negara yang berasal dari pendapatan pajak penghasilan, pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah, pendapatan pajak bumi dan bangunan, pendapatan cukai, dan pendapatan pajak lainnya. 5 Pendapatan Pajak Perdagangan Internasional adalah semua penerimaan negara yang berasal dari pendapatan bea masuk dan pendapatan bea keluar. 6. Penerimaan ... SK No 095252 A

PRES IDEN REPUBLIK INDONESIA -4- 6. Penerimaan Negara Bukan Pajak yang selanjutnya disingkat PNBP adalah pungutan yang dibayar oleh orang pribadi atau badan dengan memperoleh manfaat langsung maupun tidak langsung atas layanan atau pemanfaatan sumber daya dan hak yang diperoleh Negara, berdasarkan peraturan perundang-undangan yang menjadi penerimaan Pemerintah Pusat di luar penerimaan perpajakan dan hibah dan dikelola dalam mekanisme anggaran pendapatan dan belanja negara. 7. Penerimaan Hibah adalah semua penerimaan negara baik dalam bentuk devisa dan/atau devisa yang dirupiahkan, rupiah, jasa, dan/atau surat berharga yang diperoleh dari pemberi hibah yang tidak perlu dibayar kembali dan yang tidak mengikat, baik yang berasal dari dalam negeri maupun dari luar negeri. 8. Belanja Negara adalah kewajiban Pemerintah Pusat yang diakui sebagai pengurang nilai kekayaan bersih yang terdiri atas belanja Pemerintah Pusat dan Transfer ke Daerah dan Dana Desa. 9. Belanja Pemerintah Pusat Menurut Fungsi adalah belanja Pemerintah Pusat yang digunakan untuk menjalankan fungsi pelayanan umum, fungsi pertahanan, fungsi ketertiban dan keamanan, fungsi ekonomi, fungsi perlindungan lingkungan hidup, fungsi perumahan dan fasilitas umum, fungsi kesehatan, fungsi pariwisata, fungsi agama, fungsi pendidikan, dan fungsi perlindungan sosial. 10. Belanja Pemerintah Pusat Menurut Organisasi adalah belanja Pemerintah Pusat yang dialokasikan kepada kementerian negaraflembaga dan Bendahara Umum Negara. 11. Belanja Pemerintah Pusat Menurut Program adalah belanja Pemerintah Pusat yang dialokasikan untuk mencapai hasil (outcomel tertentu pada Bagian Anggaran kementerian negara/lembaga dan Bagian Anggaran Bendahara Umum Negara. 12. Program ... SK No 095253 A

PRES IDEN REPUBLIK INDONESIA -5- 12. Program Pengelolaan Subsidi adalah pemberian dukungan dalam bentuk pengalokasian anggaran kepada perusahaan negara, lembaga pemerintah, atau pihak ketiga berdasarkan peraturan perundang-undangan yang berlaku untuk menyediakan barang atau jasa yang bersifat strategis atau menguasai hajat hidup orang banyak, atau disalurkan langsung kepada penerima manfaat, sesuai kemampuan keuangan negara. 13. Transfer ke Daerah adalah bagian dari Belanja Negara dalam rangka mendanai pelaksanaan desentralisasi fiskal berupa Dana Perimbangan, Dana Insentif Daerah, Dana Otonomi Khusus, dan Dana Keistimewaan Daerah Istimewa Yograkarta. 14. Dana Perimbangan adalah dana yang bersumber dari APBN kepada daerah untuk mendanai kebutuhan daerah dalam rangka pelaksanaan desentralisasi yang terdiri atas dana transfer umum dan dana transfer khusus. 15. Dana Bagi Hasil yang selanjutnya disingkat DBH adalah dana yang bersumber dari APBN kepada daerah berdasarkan angka persentase tertentu dari pendapatan negara untuk mendanai kebutuhan daerah dalam rangka pelaksanaan desentralisasi. 16. Dana Alokasi Umum yang selanjutnya disingkat DAU adalah dana yang bersumber dari APBN kepada daerah dengan tujuan pemerataan kemampuan keuangan antardaerah untuk mendanai kebutuhan daerah dalam rangka pelaksanaan desentralisasi. 17. Dana Alokasi Khusus yang selanjutnya disingkat DAK adalah dana yang bersumber dari APBN kepada daerah tertentu dengan tujuan untuk membantu mendanai kegiatan khusus yang merupakan urusan daerah dan sesuai dengan prioritas nasional. 18. Dana Insentif Daerah yang selanjutnya disingkat DID adalah dana yang bersumber dari APBN kepada daerah tertentu berdasarkan kriteria tertentu dengan tujuan untuk memberikan penghargaan atas perbaikan dan/atau pencapaian kinerja tertentu di bidang tata kelola keuangan daerah, pelayanan umum pemerintahan, pelayanan dasar publik, dan kesejahteraan masyarakat. 19. Dana ... SK No 095254 A

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19. Dana Otonomi Khusus adalah dana yang bersumber dari APBN untuk membiayai pelaksanaan otonomi khusus suatu daerah, sebagaimana ditetapkan dalam Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 2 Tahun 2021 tentang Perubahan Kedua atas Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua, dan Undang-Undang Nomor 11 Tahun 2006 tentang Pemerintahan Aceh.

20. Dana Tambahan Infrastruktur Dalam Rangka Otonomi Khusus bagi provinsi-provinsi di wilayah Papua yang selanjutnya disingkat DTI adalah dana tambahan dalam rangka pelaksanaan Otonomi Khusus yang besarnya ditetapkan antara Pemerintah dan Dewan Perwakilan Rakyat dilakukan berdasarkan usulan Provinsi pada setiap tahun anggaran yang ditujukan untuk pendanaan pembangunan infrastruktur perhubungan, energi listrik, air bersih, telekomunikasi, dan sanitasi lingkungan.

21. Dana Keistimewaan Daerah Istimewa Yogyakarta adalah dana yang bersumber dari APBN untuk penyelenggaraan urusan keistimewaan Daerah Istimewa Yogyakarta, sebagaimana ditetapkan dalam Undang-Undang Nomor 13 Tahun 2012 tentang Keistimewaan Daerah Istimewa Yogyakarta.

22. Dana Desa adalah dana yang bersumber dari APBN yang diperuntukkan bagi desa atau sebutan lain yang digunakan untuk membiayai penyelenggaraan pemerintahan, pelaksanaan pembangunan, pembinaan kemasyarakatan, dan pemberdayaan masyarakat.

23. Pembiayaan Anggaran adalah setiap penerimaan yang perlu dibayar kembali, penerimaan kembali atas pengeluaran tahun-tahun anggaran sebelumnya, pengeluaran kembali atas penerimaan tahun-tahun anggaran sebelumnya, penggunaan saldo anggaran lebih, dan/atau pengeluaran yang akan diterima kembali, baik pada tahun anggaran yang bersangkutan maupun tahun-tahun anggaran berikutnya.

24. Sisa ...

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PRESIDEN REPUBLIK INDONESIA -7 - 24. Sisa Lebih Pembiayaan Anggaran yang selanjutnya disebut SiLPA adalah selisih lebih realisasi pembiayaan anggaran atas realisasi defisit anggaran yang terjadi dalam satu periode pelaporan. 25. Saldo Anggaran Lebih yang selanjutnya disingkat SAL adalah akumulasi neto dari SiLPA dan Sisa Kurang Pembiayaan Anggaran tahun-tahun anggaran yang lalu dan tahun anggaran yang bersangkutan setelah ditutup, ditambah/dikurangi dengan koreksi pembukuan. 26. Surat Berharga Negara yang selanjutnya disingkat SBN meliputi surat utang negara dan surat berharga syariah negara. 27. Surat Utang Negara yang selanjutnya disingkat SUN adalah surat berharga berupa surat pengakuan utang dalam mata uang rupiah maupun valuta asing yang dijamin pembayaran bunga dan pokoknya oleh Negara Republik Indonesia sesuai dengan masa berlakunya. 28. Surat Berharga Syariah Negara yang selanjutnya disingkat SBSN atau dapat disebut sukuk negara adalah SBN yang diterbitkan berdasarkan prinsip syariah, sebagai bukti atas bagian penyertaan terhadap aset SBSN, baik dalam mata uang rupiah maupun valuta asing. 29. Barang Milik Negara yang selanjutnya disingkat BMN adalah semua barang yang dibeli atau diperoleh atas beban APBN atau berasal dari perolehan lainnya yang sah. 30. Bantuan Pemerintah Yang Belum Ditetapkan Statusnya yang selanjutnya disingkat BPYBDS adalah bantuan Pemerintah berupa BMN yang berasal dari ApBN, yang telah dioperasikan dan/atau digunakan oleh Badan Usaha Milik Negara berdasarkan Berita Acara Serah Terima dan sampai saat ini tercatat pada laporan keuangan kementerian negara/lembaga atau pada Badan Usaha Milik Negara. 31. Penyertaan Modal Negara yang selanjutnya disingkat pMN adalah pemisahan kekayaan negara dari APBN untuk dijadikan sebagai modal Perusahaan Negara dan/atau Perseroan Terbatas lainnya serta Lembaga/Badan Lainnya, yang pengelolaannya dilakukan secara korporasi. 32. Investasi ... SK No 095279 A

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32. Investasi Pemerintah adalah penempatan sejumlah dana dan/atau aset keuangan dalam jangka panjang untuk investasi dalam bentuk saham, surat utang, dan/atau investasi langsung guna memperoleh manfaat ekonomi, dan/atau sosial, dan/atau manfaat lainnya bagi sebesar-besarnya kemakmuran rakyat.
33. Dana Bergulir adalah dana yang dikelola oleh Badan Layanan Umum tertentu untuk dipinjamkan dan digulirkan kepada masyarakat/lembaga dengan tujuan untuk meningkatkan ekonomi rakyat dan tujuan lainnya.
34. Pinjaman Dalam Negeri adalah setiap pinjaman oleh Pemerintah yang diperoleh dari pemberi pinjaman dalam negeri yang harus dibayar kembali dengan persyaratan tertentu, sesuai dengan masa berlakunya.
35. Kewajiban Penjaminan adalah kewajiban yang menjadi beban Pemerintah akibat pemberian jaminan kepada kementerian negara/lembaga, pemerintah daerah, Badan Usaha Milik Negara, Badan Usaha Milik Daerah, pelaku usaha dalam program pemulihan ekonomi nasional, dan bank sistemik penerima pinjaman likuiditas khusus dalam hal kementerian negara/lembaga, pemerintah daerah, Badan Usaha Milik Negara, Badan Usaha Milik Daerah, pelaku usaha dalam program pemulihan ekonomi nasional, dan bank sistemik penerima pinjaman likuiditas khusus dimaksud tidak dapat memenuhi kewajibannya kepada kreditur dan/atau badan usaha sesuai perjanjian pinjaman atau perjanjian kerja sama.
36. Pinjaman Luar Negeri Neto adalah semua pembiayaan yang berasal dari penarikan pinjaman luar negeri yang terdiri atas pinjaman tunai dan pinjaman kegiatan dikurangi dengan pembayaran cicilan pokok pinjaman luar negeri.
37. Pinjaman Tunai adalah pinjaman luar negeri dalam bentuk devisa dan/atau rupiah yang digunakan untuk pembiayaan defisit APBN dan pengelolaan portofolio utang.
38. Pinjaman Kegiatan adalah pinjaman luar negeri yang digunakan untuk pembiayaan kegiatan tertentu kementerian negara/lembaga, pinjaman yang diteruspinjamkan kepada pemerintah daerah dan/atau Badan Usaha Milik Negara, dan pinjaman yang diterushibahkan kepada pemerintah daerah.

39. Pemberian ...

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PRESIDEN REPUBLIK INDONESIA -9 - 39. Pemberian Pinjaman adalah pinjaman Pemerintah Pusat kepada pemerintah daerah, Badan Usaha Milik Negara, Lembaga, danf atau badan lainnya yang harus dibayar kembali dengan ketentuan dan persyaratan tertentu. 40. Anggaran Pendidikan adalah alokasi anggaran pendidikan melalui kementerian negara/lembaga dan Bagian Anggaran Bendahara Umum Negara, alokasi anggaran pendidikan melalui transfer ke daerah dan dana desa, dan alokasi anggaran pendidikan melalui pengeluaran pembiayaan, termasuk gaji pendidik, tetapi tidak termasuk anggaran pendidikan kedinasan, untuk membiayai penyelenggaraan pendidikan yang menjadi tanggung jawab Pemerintah. 4L. Persentase Anggaran Pendidikan adalah perbandingan alokasi anggaran pendidikan terhadap total anggaran belanja negara. 42. Tahun Anggaran 2022 adalah masa 1 (satu) tahun terhitung mulai dari tanggal 1 Januari sampai dengan tanggal 31 Desember 2022. Pasal 2 APBN terdiri atas anggaran Pendapatan Negara, anggaran Belanja Negara, dan Pembiayaan Anggaran. Pasal 3 Anggaran Pendapatan Negara Tahun Anggaran 2022 direncanakan sebesar Rp1.846.136.669.813.O00,00 (satu kuadriliun delapan ratus empat puluh enam triliun seratus tiga puluh enam miliar enam ratus enam puluh sembilan juta delapan ratus tiga belas ribu rupiah), yang diperoleh dari sumber: a. PenerimaanPerpajakan; b. PNBP; dan c. Penerimaan Hibah Pasal 4 ... SK No 095281 A

PRESIDEN REPUBLIK TNDONESIA -10- Pasal 4 (1) Penerimaan Perpajakan sebagaimana dimaksud dalam Pasal 3 huruf a direncanakan sebesar Rp1.510.001.200.000.000,00 (satu kuadriliun lima ratus sepuluh triliun satu miliar dua ratus juta rupiah), terdiri atas: a. Pendapatan Pajak Dalam Negeri; dan b. Pendapatan Pajak Perdagangan Internasional. (2) Pendapatan Pajak Dalam Negeri sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp1.468.920.000.000.000,00 (satu kuadriliun empat ratus enam puluh delapan triliun sembilan ratus dua puluh miliar rupiah), terdiri atas: a. pendapatan pajak penghasilan; b. pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah; c. pendapatan pajak bumi dan bangunan; d. pendapatan cukai; dan e. pendapatan pajak lainnya. (3) Pendapatan pajak penghasilan sebagaimana dimaksud pada ayat (21 huruf a direncanakan sebesar Rp680.876.949.909.000,00 (enam ratus delapan puluh triliun delapan ratus tujuh puluh enam miliar sembilan ratus empat puluh sembilan juta sembilan ratus sembilan ribu rupiah)yang didalamnya termasuk pajak penghasilan ditanggung Pemerintah atas: ‘ a. komoditas panas bumi sebesar Rp2.295.830.000.000,00 (dua triliun dua ratus juta sembilan puluh lima miliar delapan ratus tiga puluh rupiah) yang pelaksanaannya diatur dengan Peraturan Menteri Keuangan; b. bunga, imbal hasil, dan penghasilan pihak ketiga atas jasa yang diberikan kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perundang-undangan dalam rangka penerbitan dan/atau pembelian kembali SBN di pasar internasional, tetapi tidak termasuk jasa konsultan hukum lokal, sebesar Rp10.387.760.000.000,00 (sepuluh triliun tiga ratus juta delapan puluh tujuh miliar tujuh ratus enam puluh rupiah) yang pelaksanaannya diatur dengan Peraturan Menteri Keuangan; dan c penghasilan ... SK No 095282 A

PRESTDEN REPUBLIK INDONESIA - 11- c. penghasilan dari penghapusan secara mutlak piutang negara nonpokok yang bersumber dari Pemberian Pinjaman, Rekening Dana Investasi, dan Rekehing Pembangunan Daerah yang diterima oleh Perusahaan Daerah Air Minum sebesar Rp2.813.261.000,00 (dua miliar delapan ratus tiga belas juta dua ratus enam puluh satu ribu rupiah) yang pelaksanaannya diatur dengan Peraturan Menteri Keuangan. (41 Pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah sebagaimana dimaksud pada ayat (21 huruf b direncanakan sebesar Rp554.383.14O.661.000,00 (lima ratus lima puluh empat triliun tiga ratus delapan puluh tiga miliar seratus empat puluh juta enam ratus enam puluh satu ribu rupiah). (5) Pendapatan pajak bumi dan bangunan sebagaimana dimaksud pada ayat (21 huruf c direncanakan sebesar Rp 18.358.483.568.000,00 (delapan belas triliun tiga ratus lima puluh delapan miliar empat ratus delapan puluh tiga juta lima ratus enam puluh delapan ribu rupiah). (6) Pendapatan cukai sebagaimana dimaksud pada ayat (21 huruf d direncanakan sebesar Rp203.920.00O.000.000,00 (dua ratus tiga triliun sembilan ratus dua puluh mitiar rupiah). (71 Pendapatan pajak lainnya sebagaimana dimaksud pada ayat (21 huruf e direncanakan sebesar Rp1 1.381.425.862.000,00 (sebelas triliun tiga ratus delapan puluh satu miliar empat ratus dua puluh limajuta delapan ratus enam puluh dua ribu rupiah). (8) Pendapatan Pajak Perdagangan Internasional sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp41.081.200.000.000,00 (empat puluh satu triliun delapan puluh satu miliar dua ratus juta rupiah), terdiri atas: a. pendapatan bea masuk; dan b. pendapatan bea keluar. (9) Pendapatan bea masuk sebagaimana dimaksud pada ayat (8) huruf a direncanakan sebesar Rp35. 164.000.00O.000,00 (tiga puluh lima triliun seratus enam puluh empat miliar rupiah). (10) Pendapatan ... SK No 095283 A

PRESIDEN REPUBLIK INDONESIA -12- (10) Pendapatan bea keluar sebagaimana dimaksud pada ayat (8) huruf b direncanakan sebesar RpS.917.2OO.OOO.O0O,OO (lima triliun sembilan ratus tujuh belas miliar dua ratus juta rupiah). (11) Ketentuan lebih lanjut mengenai rincian penerimaan Perpajakan Tahun Anggaran 2022 sebagaimana dimaksud pada ayat (21dan ayat (8) diatur dalam peraturan presiden. Pasal 5 (1) PNBP sebagaimana dimaksud dalam pasal 3 huruf b direncanakan sebesar Rp335.555.618.893.000,00 (tiga ratus tiga puluh lima triliun lima ratus lima puluh lima miliar enam ratus delapan belas juta delapan ratus sembilan puluh tiga ribu rupiah), terdiri atas: a. pendapatan Sumber Daya Alam; b. pendapatan dari Kekayaan Negara Dipisahkan; c. pendapatan PNBP lainnya; dan d. pendapatan Badan Layanan Umum. (21 Pendapatan sumber Daya Alam sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp121.950. 1O9.2O4.O0O,00 (seratus dua puluh satu triliun sembilan ratus lima puluh miliar seratus sembilan juta dua ratus empat ribu rupiah), terdiri atas: a. pendapatan Sumber Daya Alam Minyak Bumi dan Gas Bumi; dan b. pendapatan Sumber Daya Alam Nonminyak Bumi dan Gas Bumi. (3) Pendapatan dari Kekayaan Negara Dipisahkan sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp37.0OO.0O0.OOO.00O,OO (tiga puluh tujuh triliun rupiah). (4) Pendapatan PNBP lainnya sebagaimana dimaksud pada ayat (1) huruf c direncanakan sebesar Rp97.8O7.954.146.000,00 (sembilan puluh tujuh triliun delapan ratus tujuh miliar sembilan ratus lima puluh empat juta seratus empat puluh enam ribu rupiah). (5) Pendapatan ... SK No 095284 A

PRESIDEN REPUELIK TNDONESIA -13- (5) Pendapatan Badan Layanan Umum sebagaimana dimaksud pada ayat (1) huruf d direncanakan sebesar Rp78.797.555.543.O00,O0 (tujuh puluh delapan triliun tujuh ratus sembilan puluh tujuh miliar lima ratus lima puluh lima juta lima ratus empat puluh tiga ribu rupiah). (6) Ketentuan lebih lanjut mengenai rincian pNBp Tahun Anggaran 2022 sebagaimana dimaksud pada ayat (2), ayat (3), ayat (41, dan ayat (5) diatur dalam peraturan Presiden. Pasal 6 Penerimaan Hibah sebagaimana dimaksud dalam pasal 3 huruf c direncanakan sebesar Rp579.850.920.000,00 (lima ratus tujuh puluh sembilan miliar delapan ratus lima puluh juta sembilan ratus dua puluh ribu rupiah). Pasal 7 Anggaran Belanja Negara Tahun Anggaran 2022 direncanakan sebesar Rp2.7 14.155.7 19.841.000,00 (dua kuadriliun tujuh ratus empat belas triliun seratus lima puluh lima miliar tujuh ratus sembilan belas juta delapan ratus empat puluh satu ribu rupiah), terdiri atas: a. anggaran Belanja Pemerintah Pusa! dan b. anggaran Transfer ke Daerah dan Dana Desa Pasal 8 (1) Anggaran Belanja Pemerintah Pusat sebagaimana dimaksud dalam Pasal 7 huruf a direncanakan sebesar Rpl.944.542.254.71 1.000,00 (satu kuadriliun sembilan ratus empat puluh empat triliun lima ratus empat puluh dua miliar dua ratus lima puluh empat juta tujuh ratus sebelas ribu rupiah). (21 Anggaran ... SK No 095285 A

PRESIDEN REPUBLIK INDONESIA -14- (2) Anggaran Belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) termasuk program pengelolaan hibah negara yang dialokasikan kepada daerah sebesar Rp4.823.992.124.000,00 (empat triliun delapan ratus dua puluh tiga miliar sembilan ratus sembilan puluh dua juta seratus dua puluh empat ribu rupiah). (3) Anggaran Belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dikelompokkan atas: a. Belanja Pemerintah Pusat Menurut Fungsi; b. Belanja Pemerintah Pusat Menurut Organisasi; dan c. Belanja Pemerintah Pusat Menurut Program. (41 Pelaksanaan Belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1), ayat (21, dan ayat (3), berorientasi pada keluaran (outputl dan hasil (outcomel, untuk meningkatkan kesejahteraan rakyat. (5) Ketentuan lebih lanjut mengenai rincian anggaran Belanja Pemerintah Pusat Menurut Fungsi, Organisasi, dan Program sebagaimana dimaksud pada ayat (3), diatur dalam Peraturan Presiden. Pasal 9 (1) Anggaran Transfer ke Daerah dan Dana Desa sebagaimana dimaksud dalam Pasal 7 huruf b direncanakan sebesar Rp769.613.465.130.000,00 (tujuh ratus enam puluh sembilan triliun enam ratus tiga belas miliar empat ratus enam puluh lima juta seratus tiga puluh ribu rupiah), terdiri atas: a. Transfer ke Daerah; dan b. Dana Desa. (21 Transfer ke Daerah sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp70 1.6 1 3.465. 130.000,00 (tutuh ratus satu triliun enam ratus tiga belas miliar empat ratus enam puluh lima juta seratus tiga puluh ribu rupiah), terdiri atas: a. Dana ... SK No 095286 A

PRESIDEN REPUBLIK INDONESIA - 15- a. Dana Perimbangan; b. DID; dan c. Dana Otonomi Khusus dan Dana Keistimewaan Daerah I stimewa Yograkarta. (3) Dana Desa sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp68.0O0.00O.OOO.OOO,OO (enam puluh delapan triliun rupiah). (41 Dana Desa sebagaimana dimaksud pada ayat (3) dialokasikan kepada setiap desa dengan ketentuan: a. Alokasi Dasar sebesar 65% (enam puluh lima persen) dibagi secara merata kepada setiap desa berdasarkan klaster jumlah penduduk; b. Alokasi Afirmasi sebesar 1% (satu persen) dibagi secara proporsional kepada desa tertinggal dan desa sangat tertinggal yang mempunyai jumlah penduduk miskin tinggi; c. Alokasi Kinerja sebesar 4o/o (empat persen) dibagi kepada desa dengan kinerja terbaik; dan d. Alokasi Formula sebesar 30% (tiga puluh persen) dibagi berdasarkan jumlah penduduk desa, angka kemiskinan desa, luas wilayah desa, dan tingkat kesulitan geografis desa. (5) Berdasarkan hasil penghitungan alokasi Dana Desa setiap desa sebagaimana dimaksud pada ayat (41, pemerintah menetapkan alokasi Dana Desa per kabupaten/kota. (6) Dana Desa sebagaimana dimaksud pada ayat (1) huruf b disalurkan dari Rekening Kas Umum Negara ke Rekening Kas Desa melalui Rekening Kas Umum Daerah. (71 Dana Desa sebagaimana dimaksud pada ayat (1) huruf b diutamakan penggunaannya untuk program perlindungan sosial berupa bantuan langsung tunai Desa dan dukungan program sektor prioritas di desa serta program atau kegiatan lain sesuai dengan ketentuan peraturan perundang-undangan. (8) Ketentuan mengenai pengelolaan Dana Desa dan penetapan rincian Dana Desa sedap desa diatur dengan Peraturan Menteri Keuangan. Pasal 10 ... SK No 095287 A

PRES!DEN REPUBLIK INDONESIA - 16- Pasal l0 lana Perimbangan sebagaimana dimaksud dalam pasal 9 ayat (2) huruf a direncanakan sebesar Rp672.g5T.2o1 560.000,00 (elaT ratus tujuh puluh dua triliun delapan ratus lima puiuh tujuh miliar dua ratus satu juta lima raius enam puluh ribu rupiah), terdiri atas: a. dana transfer umum; dan b. dana transfer khusus. Pasal 1 1 (1) Dana transfer umum sebagaimana dimaksud dalam Pasal 10 huruf a direncanakan sebesar Rp483.263.358.494.000,00 (empat ratus delapan puluh tiga triliun dua ratus enam puluh tiga miliar tigaratu. tirn” puluh delapan juta empat ratus sembilan puluh empat ribu rupiah), terdiri atas: a. DBH; dan b. DAU. (2) D,BH sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp105.263.359.494.000,00 (seratus lima triliun dua ratus enam puluh tiga miliar tiga ratus lima puluh delapan juta empat ratus sembilan puturr empat ribu rupiah), terdiri atas: a DBH Tahun Anggaran berjalan sebesar Rp97.363.358.494.000,00 (sembilan puluh tujuh triliun tiga ratus enam puluh tiga miliar tiga ratus lima p.uluh delapan juta empat ratus sembilan puluh empat ribu rupiah), terdiri atas: 1. DBH Pajak sebesar Rp53.857 .O4T .T2O.0OO,OO (lima puluh tiga triliun delapan ratus lima puluh tujuh miliar empat puluh tujuh juta tujuli ratus dua puluh ribu rupiah); dan 2. DBH Sumber Daya Alam sebesar Rp43.506 .sLO.TT 4.000,00 (empat puluh tiga triliun lima ratus enam miliar tiga ratu” s.puluh juta tujuh ratus tujuh puluh empat ribu ruplah). b. Kurang ... SK No 095290A

PRESIDEN REPUELIK INDONESIA -17- b. Kurang Bayar DBH sebesar Rp7.9OO.OOO.OOO.OO0,O0 (tujuh triliun sembilan ratus miliar rupiah), terdiri atas: 1. DBH Pajak sebesar Rp5.398.T5O.499.000,00 (lima triliun tiga ratus sembilan puluh delapan miliar tujuh ratus lima puluh juta empat ratus sembilan puluh sembilan ribu rupiah); dan 2. DBH Sumber Daya Alam sebesar Rp2.501.249.5O1.000,00 (dua triliun lima ratus satu miliar dua ratus empat puluh sembilan juta lima ratus satu ribu rupiah). (3) DBH Pajak sebagaimana dimaksud pada ayat (21huruf a angka 1 terdiri atas: a. Pajak Bumi dan Bangunan; b. Pajak Penghasilan pasal 2I, pasal 25, dan pasal pribadi 29 Wajib Pajak Orang Dalam Negeri; dan c. Cukai Hasil Tembakau. (41 DBH sumber Daya Alam sebagaimana dimaksud pada ayat (21huruf a angka 2 terdiri atas: a. minyak bumi dan gas bumi; b. mineral dan batubara; c. kehutanan; d. perikanan; dan e. panas bumi. (5) Dalam rangka mengurangi potensi lebih bayar DBH, rincian rencana DBH untuk tahun anggaran berjalan sebagaimana dimaksud pada ayat (2) huruf a disesuaikan dengan memerhatikan proyeksi DBH berdasarkan realisasi DBH setiap daerah paling kurang 3 (tiga) tahun terakhir. (6) Kurang Bayar dan Lebih Bayar DBH Tahun Anggaran 2o2l ditetapkan berdasarkan realisasi penerimaan negara yang dibagihasilkan pada Tahun Anggaran 2o2r aari taptran hasil pemeriksaan atas Laporan Keuangan pemerintah Pusat tahun 2o2l yang diketuarkan oleh Badan pemeriksa Keuangan. (7) Dalam ... SK No 095291 A

PRESIDEN
REPUBLIK INDONESIA

- 18 -

(7) Dalam rangka mempercepat penyelesaian Kurang Bayar DBH sampai dengan Tahun Anggaran 2021, Menteri Keuangan dapat menetapkan alokasi sementara Kurang Bayar DBH sampai dengan Tahun Anggaran 2021 dan/atau dapat menggunakan alokasi DBH tahun anggaran berjalan.

(8) DBH Kehutanan sebagaimana dimaksud pada ayat (4) huruf c, khusus Dana Reboisasi yang sebelumnya disalurkan ke kabupaten/kota penghasil, disalurkan ke provinsi penghasil dan digunakan untuk membiayai kegiatan, terdiri atas:

a. rehabilitasi di luar kawasan sesuai kewenangan provinsi;
b. rehabilitasi hutan dan lahan sesuai kewenangan provinsi;
c. pembangunan dan pengelolaan hasil hutan kayu, hasil hutan bukan kayu dan/atau jasa lingkungan dalam kawasan;
d. pemberdayaan masyarakat dan perhutanan sosial;
e. operasionalisasi Kesatuan Pengelolaan Hutan;
f. pengendalian kebakaran hutan dan lahan;
g. perlindungan dan pengamanan hutan;
h. pengembangan perbenihan tanaman hutan;
i. penyuluhan kehutanan; dan/atau
j. strategis lainnya yang ditetapkan oleh Pemerintah.

(9) Penggunaan DBH Cukai Hasil Tembakau sebagaimana dimaksud pada ayat (3) huruf c, DBH Minyak Bumi dan Gas Bumi sebagaimana dimaksud pada ayat (4) huruf a dan DBH Kehutanan sebagaimana dimaksud pada ayat (4) huruf c, diatur sebagai berikut:

a. Penerimaan DBH Cukai Hasil Tembakau, baik bagian provinsi maupun bagian kabupaten/kota dialokasikan untuk mendanai program sebagaimana diatur dalam ketentuan peraturan perundang-undangan mengenai cukai, dengan prioritas pada bidang kesehatan untuk mendukung program jaminan kesehatan nasional terutama peningkatan kuantitas dan kualitas layanan kesehatan dan pemulihan perekonomian di daerah.

b. Penerimaan ...

SK No 095292 A

PRESIDEN REPUELIK INDONESIA -19- b. Penerimaan DBH Minyak Bumi dan Gas Bumi, baik bagian provinsi maupun bagian kabupaten/kota digunakan sesuai kebutuhan dan prioritas daerah, kecuali tambahan DBH Minyak Bumi dan Gas Bumi untuk Provinsi Papua Barat dan Provinsi Aceh digunakan sesuai dengan ketentuan peraturan perundang-undangan. c. DBH Kehutanan dari Dana Reboisasi yang merupakan bagian kabupaten/kota, baik yang disalurkan pada tahun 2016 maupun tahun-tahun sebelumnya yang masih terdapat di kas daerah dapat digunakan oleh organisasi perangkat daerah yang ditunjuk oleh bupati/wali kota untuk: 1. pembangunan dan pengelolaan taman hutan raya; 2. pencegahan dan penanggulangan kebakaran hutan dan lahan; 3. penanganan pasca kebakaran hutan dan lahan di taman hutan raya; 4. penanaman daerah aliran sungai kritis, penanaman pada kawasan perlindungan setempat, dan pembuatan bangunan konservasi tanah dan air; 5. pembangunan dan pengelolaan Ruang Terbuka Hijau; 6. penyuluhan lingkungan hidup; 7. konservasi sumber daya alam hayati dan ekosistemnya; 8. pengelolaan keanekaragaman hayati; dan/atau 9. strategis lainnya yang ditetapkan oleh Pemerintah. (10) Dalam hal realisasi penerimaan ‘r“rr* negara dibagihasilkan melebihi pagu penerimaan yang dianggarkan dalam tahun 2022, Pemerintah menyalurkan DBH berdasarkan realisasi penerimaan tersebut sesuai dengan kemampuan keuangan negara. (11) DAU ... SK No 095293 A

PRESIDEN REPUBLIK INDONESIA -20- (11) DAU sebagaimana dimaksud pada ayat (1) huruf dialokasikan b, sebesar 28,so/o (dua puluh delapan koma lima persen) dari Pendapatan Dalam Negeri Neto direncanakan atau Rp37g.o00.ooo.ooo.oo0,o0 (tiga _sebesar ratus tujuh puluh delapan triliun rupiah). (12) Pagu DAU Nasional dalam APBN dapat disesuaikan mengikuti perubahan pendapatan Dalam Negeri Neto yang ditetapkan oleh Pemerintah atau sesuai dengan t<eui.lat<ai yang ditetapkan oleh pemerintah. (13) DAU sebagaimana dimaksud pada ayat (11) dialokasikan berdasarkan formula Alokasi Dasar dan celah Fiskal. (14) Perhitungan Alokasi Dasar sebagaimana dimaksud pada ayat (13) mempertimbangkan jumlah gaji pegawai Aparatur sipil Negara pada instansi Daeiah, i.rr1”.r” formasi Aparatur Sipil Negara pada instansi Daerah, kebijakan tunjangan hari raya serta kebijakan gaji ketiga belas. (15) Pendapatan Dalam Negeri Neto sebagaimana dimaksud pada ayat (12) dihitung berdasarkan penjumlahan antara Penerimaan Perpajakan dan pNBp, dikurangi pendapatan dengan negara yang di-earmark dan Transfer Ke Daerah dan Dana Desa selain DAU. (16) Proporsi DAU antara provinsi dan kabupaten/kota ditetapkan dengan imbangan l4,l% (empat belas koma satu persen) dan 8s,gyo (delapan puruh lima koma sembilan persen). (17) Dalam rangka memperbaiki pemerataan kemampuan fiskal atau keuangan antardaerah, dilakukan penyesuaian secara proporsional alokasi DAU per daerah untuk provinsi dan kabupaten/kota dengan memerhatikan alokasi tahun sebelumnya sehingga alokasi antardaerah lebih merata. (18) Dana transfer umum diarahkan penggunaannya sedikit paling 25% (dua puluh lima persen; untuk mendukun[ program pemulihan ekonomi daerah yang terkait percepatan dengan penyediaan sarana dan prasarana layanan publik dan ekonomi dalam .angka meningliatkan kesempatan kerja, mengurangi kemiJkinan, mengurangi kesenj angan penyediaan layanan publik antardaer.h, mendukung d”-r, pembangunan sumber daya manusia bidang Pendidikan. (19) Tata ... SK No 095294 A

PRESIDEN REPUBLIK INDONES!A -21- (19) Tata cara percepatan penyelesaian Kurang Bayar DBH sebagaimana dimaksud pada ayat (71dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan. (20) Ketentuan lebih lanjut mengenai pedoman teknis atas penggunaan DBH Kehutanan dari Dana Reboisasi sebagaimana dimaksud pada ayat (8) dan penggunaan sisa DBH Kehutanan dari Dana Reboisasi sebagaimana dimaksud pada ayat (9) huruf c diatur dengan Peraturan Menteri Keuangan setelah berkoordinasi dengan Menteri yang menyelenggarakan urusan pemerintahan di bidang kehutanan. (21) Ketentuan lebih lanjut mengenai DBH Cukai Hasil Tembakau sebagaimana dimaksud pada ayat (9) huruf a diatur dengan Peraturan Menteri Keuangan. (221 Ketentuan lebih lanjut mengenai tata cara penggunaan dana transfer umum paling sedikit 25o/o (dua puluh lima persen) sebagaimana dimaksud pada ayat (18) diatur dengan Peraturan Menteri Keuangan. Pasal 12 (1) Dana transfer khusus sebagaimana dimaksud dalam Pasal 10 huruf b direncanakan sebesar Rp189.593.843.066.O00,00 (seratus delapan puluh sembilan triliun lima ratus sembilan puluh tiga miliar delapan ratus empat puluh tiga juta enam puluh enam ribu rupiah), terdiri atas: a. DAK fisik; dan b. DAK nonfisik. (2) Pengalokasian DAK fisik sebagaimana dimaksud pada ayat (1) huruf a ditetapkan berdasarkan usulan pemerintah daerah dan/atau aspirasi anggota Dewan Perwakilan Ralryat Republik Indonesia dalam memperjuangkan program pembangunan daerah dengan memerhatikan prioritas nasional, kemampuan keuangan negara, kapasitas fiskal daerah dan kinerja daerah, serta tata kelola keuangan negara yang baik. (3) DAK ... SK No 095295 A

PRESIDEN REPUBLIK INDONESIA -22- (3) DAK f,rsik sebagaimana dimaksud pada ayat (1) huruf direncanakan a sebesar Rp6o.874.o0o.ooo.0oo,0o (elnam puluh triliun delapan ratus tujuh puluh empat miliar rupiah), mencakup DAK fisik reguler dan DAK fisik penugasan, terdiri atas: a. bidang pendidikan sebesar Rp18.34g.532.g16.000,00 (delapan belas triliun tiga ratus empat puluh delapan miliar lima ratus tiga puluh dua juta delapan r“t.,” tujuh puluh enam ribu rupiah); b. bidang kesehatan dan keluarga berencana sebesar Rp15.774.280.058.000,00 (lima belas triliun tujuh ratus tujuh puluh empat miliar dua ratus delapan puluh juta lima puluh delapan ribu rupiah); c. bidang perumahan dan permukiman sebesar Rp 1.000.000.000.000,00 (satu triliun rupiah); d. bidang industri kecil dan menengah sebesar Rp753.233.579.000,00 (tujuh ratus lima puluh tiga miliar dua ratus tiga puluh tiga juta lima ratus tujuh puluh sembilan ribu rupiah); e. bidang usaha mikro, kecil, dan menengah sebesar Rp135.323.340.000,00 (seratus tiga puluh lima miliar tiga ratus dua puluh tiga juta tiga ratus empat puluh ribu rupiah); f. bidang pertanian sebesar Rp2.00.000.000.000,00 (dua triliun dua ratus miliar rupiah); g. bidang kelautan dan perikanan sebesar Rp1. 134.884.349.000,00 (satu triliun seratus tiga puluh empat miliar delapan ratus delapan puturr empat juta tiga ratus empat puluh sembilan ribu rupiah); h. bidang pariwisata sebesar Rpa31.9g1.642.000,00 (empat ratus tiga puluh satu miliar derapan ratus delapan puluh satu juta enam ratus empat puluh dua ribu rupiah); i. bidang jalan sebesar Rp12.165.166.g17.000,00 ,(dua belas triliun seratus enam puluh lima miliar seratus enam puluh enam juta delapan ratus tujuh belas ribu rupiah); j. bidang .... SK No 095296 A

PRESIDEN REPUBLIK INDONESIA -23- j. bidang air minum sebesar Rp3.000.000.000.000,00 (tiga triliun rupiah); k. bidang sanitasi sebesar Rp2.000.000.000.000,00 (dua triliun rupiah); 1. bidang irigasi sebesar Rpl.500.000.000.000,00 (satu triliun lima ratus miliar rupiah); m. bidang lingkungan hidup sebesar Rp350.000.000.000,00 (tiga ratus lima puluh miliar rupiah); n. bidang kehutanan sebesar Rp350.000.000.000,00 (tiga ratus lima puluh miliar rupiah); o. bidang perdagangan sebesar Rp200.000.000.000,00 (dua ratus miliar rupiah); p. bidang transportasi perdesaan sebesar Rp 1.000.000.000.000,00 (satu triliun rupiah); dan q. bidang transportasi perairan sebesar Rp530.697.339.000,00 (lima ratus tiga puluh miliar enam ratus sembilan puluh tujuh juta tiga ratus tiga puluh sembilan ribu rupiah). (41 DAK fisik penugasan sebagaimana dimaksud pada ayat (3) bersifat lintas sektor dalam mendukung pencapaian sasaran major project dan prioritas nasional tertentu serta mendukung pemulihan ekonomi nasional, terdiri atas: a. tema penguatan destinasi pariwisata prioritas dan sentra industri kecil dan menengah; b. tema pengembangan food estate dan penguatan kawasan sentra produksi pertanian, perikanan, dan hewani; danc. tema peningkatan koriektivitas kawasan untuk pembangunan inklusif di wilayah Nusa Tenggara, Maluku, dan Papua. (5) Dalam rangka menjaga capaian keluaran (output) DAK fisik sebagaimana dimaksud pada ayat (3) pemerintah daerah menyampaikan rencana kegiatan untuk mendapat persetujuan Pemerintah. (6) Ketentuan ... SK No 095297 A

PRESIDEN REPUBLIK INDONESIA -24- (6) Ketentuan lebih lanjut mengenai petunjuk teknis DAK fisik sebagaimana dimaksud pada ayat (3) diatur dengan Peraturan Presiden. (71 Daerah penerima DAK fisik tidak diwajibkan menyediakan dana pendamping. (8) DAK nonfisik sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp128.719.843.066.000,00 (seratus dua puluh delapan triliun tujuh ratus sembilan belas miliar delapan ratus empat puluh tiga juta enam puluh enam ribu rupiah), terdiri atas: a. dana bantuan operasional sekolah sebesar Rp54.108.304.830.000,00 (lima puluh empat triliun seratus delapan miliar tiga ratus empat juta delapan ratus tiga puluh ribu rupiah); b. dana bantuan operasional penyelenggaraan pendidikan anak usia dini sebesar Rp4.254.851.290.000,00 (empat triliun dua ratus lima puluh empat miliar delapan ratus lima puluh satu juta dua ratus sembilan puluh ribu rupiah); c. dana tunjangan profesi guru aparatur sipil negara (ASN) daerah sebesar RpS1 .99O.474.366.000,00 (lima puluh satu triliun sembilan ratus sembilan puluh miliar empat ratus tujuh putuh empat juta tiga ratus enam puluh enam ribu rupiah); d. dana tambahan penghasilan guru aparatur sipil negara (ASN) daerah sebesar Rp1.684.280.000.000,00 (satu triliun enam ratus delapan puluh empat miliar dua ratus delapan puluh juta rupiah); , e. dana bantuan operasional kesehatan dan bantuan operasional keluarga berencana sebesar Rp12.692.9OO.000.000,O0 (dua belas triliun enam ratus sembilan puluh dua miliar sembilan ratus juta rupiah); f. dana peningkatan kapasitas koperasi, usaha mikro dan kecil, sebesar Rp225.000.000.000,00 (dua ratus dua puluh lima miliar rupiah); SK No 095298 A g. dana

PRESIDEN REPUBLIK INDONESIA -25- g. dana tunjangan khusus guru aparatur sipil negara (ASN) daerah di daerah khusus sebesar Rp1.651.287.600.000,00 (satu triliun enam ratus lima puluh satu miliar dua ratus delapan puluh tujuh juta enam ratus ribu rupiah); h. dana bantuan operasional penyelenggaraan pendidikan kesetaraan sebesar Rpl.022.244.980.000,00 (satu triliun dua puluh dua miliar dua ratus empat puluh empat juta sembilan ratus delapan puluh ribu rupiah); i. dana bantuan operasional penyelenggaraan museum dan taman budaya sebesar Rp167.600.000.000,00 (seratus enam puluh tujuh miliar enam ratus juta rupiah); j. dana pelayanan kepariwisataan sebesar Rp127.9O0.000.000,00 (seratus dua puluh tujuh miliar sembilan ratus juta rupiah); k. dana bantuan biaya layanan pengolahan sampah sebesar Rp 100.000.000.000,00 (seratus miliar rupiah); l. dana pelayanan perlindungan perempuan dan anak sebesar Rp120.000.000.000,00 (seratus dua puluh miliar rupiah); m. dana fasilitasi penanaman modal sebesar Rp225.000.000.000,00 (dua ratus dua puluh lima miliar rupiah); n. dana ketahanan pangan dan pertanian sebesar Rp200.000.000.000,00 (dua ratus miliar rupiah); dan o. dana penguatan kapasitas kelembagaan sentra industri kecil dan menengah sebesar Rp150.000.0OO.000,00 (seratus lima puluh miliar rupiah). Pasal 13 (1) DID sebagaimana dimaksud dalam Pasal 9 ayat (2) huruf b direncanakan sebesar Rp7.000.000.000.000,00 (tujuh triliun rupiah). SK No 095299 A (2) DrD ...

PRESIDEN REPUBLIK INDONES!A -26- (21 DID sebagaimana dimaksud pada ayat (1) diatokasikan untuk penghargaan kinerja tahun sebelumnya dan penghargaan kinerja tahun berjalan berdasarkan penilaian kinerja pemerintah daerah. (3) DID untuk penghargaan kinerja tahun berjalan sebagaimana dimaksud pada ayat (21 pengalokasian per daerahnya dilakukan pada Tahun Anggaran 2022. (41 DID sebagaimana dimaksud pada ayat (1) diarahkan untuk mendanai kebutuhan daerah dalam meningkatkan kinerja pelayanan publik dan mendukung program prioritas nasional. (5) Ketentuan lebih lanjut mengenai DID diatur dengan Peraturan Menteri Keuangan. Pasal 14 (1) Dana Otonomi Khusus dan Dana Keistimewaan Daerah Istimewa Yograkarta sebagaimana dimaksud dalam pasal 9 ayat (21 huruf c direncanakan sebesar Rp21.756.263.570.000,00 (dua puluh satu triliun tujuh ratus lima puluh enam miliar dua ratus enam puluh tiga juta lima ratus tujuh puluh ribu rupiah), terdiri atas: a. Dana Otonomi Khusus; dan b. Dana Keistimewaan Daerah Istimewa Yoryakarta. (21 Dana Otonomi Khusus sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp20.436.263.570.000,00 (dua puluh triliun empat ratus tiga puluh enam miliar dua ratus enam puluh tiga juta lima ratus tujuh puluh ribu rupiah), terdiri atas: a. Alokasi Dana Otonomi Khusus Provinsi papua dan Provinsi Papua Barat sebesar Rp8.505.000.000.000,00 (delapan triliun lima ratus lima miliar rupiah), yang pembagian besarannya kepada masing-masing provinsi ditetapkan dalam Peraturan Presiden. b. Alokasi Dana Otonomi Khusus Provinsi Aceh sebesar Rp7.560.000.000.000,00 (tujuh triliun lima ratus enam puluh miliar rupiah); dan SK No 095300 A c. DTI

PRESIDEN REPUBLIK INDONESIA -27—c. DTI sebesar Rp4.371.263.570.000,00 (empat triliun tiga ratus tujuh puluh satu miliar dua ratus enam puluh tiga juta lima ratus tujuh puluh ribu rupiah), yang dibagi untuk Provinsi Papua dan Provinsi Papua Barat yang pembagian besarannya kepada masingmasing Provinsi ditetapkan dalam Peraturan Presiden. (3) Dana Keistimewaan Daerah Istimewa Yograkarta sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp1.320.000.000.000,00 (satu triliun tiga ratus dua puluh miliar rupiah) yang digunakan untuk mendanai kewenangan keistimewaan Daerah Istimewa Yograkarta serta dapat mendanai kegiatan prioritas nasional yang diatur lebih lanjut dalam peraturan Menteri Keuangan. (41 Pembagian Alokasi Dana Otonomi Khusus sebagaimana dimaksud pada ayat (21 huruf a dan pembagian DTI sebagaimana dimaksud pada ayat (21 huruf c antara Provinsi Papua dan Provinsi Papua Barat dilakukan sebagai berikut: a. pembagian antarprovinsi dilakukan oleh Pemerintah; b. pembagian antara provinsi dan kabupaten/kota dalam 1 (satu) wilayah provinsi dilakukan oleh Pemerintah atas usulan pemerintah daerah provinsi; dan c. pembagian antarkabupaten/kota dalam 1 (satu) wilayah provinsi dilakukan oleh Pemerintah atas usulan pemerintah daerah provinsi. (5) Pembagian Dana Otonomi Khusus antarprovinsi sebagaimana dimaksud pada ayat (41 huruf a dan pembagian antarkabupaten I kota sebagaimana dimaksud pada ayat (4) huruf c berdasarkan variabel: a. jumlah Orang Asli Papua; b. jumlah penduduk; c. luas wilayah darat dan lau! d. jumlah kabupaten/kota, distrik dan kampung/desa/ kelurahan; e. Indeks Kesulitan Geograhs; f. Indeks Kemahalan Konstruksi; SK No 095301 A g. Indeks

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g. Indeks Pembangunan Manusia; dan

h. Indikator lain sesuai dengan ketentuan peraturan perundang-undangan.

(6) Dalam hal salah satu data variabel sebagaimana dimaksud pada ayat (5) tidak tersedia, pembagian antarprovinsi sebagaimana dimaksud pada ayat (4) huruf a dan pembagian antarkabupaten/kota sebagaimana dimaksud pada ayat (4) huruf c menggunakan data variabel yang tersedia.

(7) Pembagian Dana Otonomi Khusus antara provinsi dan kabupaten/kota sebagaimana dimaksud pada ayat (4) huruf b berdasarkan belanja urusan dan kewenangan tertentu antara provinsi dan kabupaten/kota, dengan bagian provinsi sebesar persentase tertentu dari pagu dalam 1 (satu) wilayah provinsi yang ditetapkan dalam Peraturan Presiden.

(8) Pembagian DTI sebagaimana dimaksud pada ayat (4) dilakukan sebagai berikut:

a. pembagian antarprovinsi yang dilakukan pemerintah berdasarkan persentase pembagian yang dihitung secara proporsional dengan mempertimbangkan prioritas dan kebutuhan pembangunan infrastruktur dan memperhatian proporsi pembagian tahun sebelumnya;

b. pembagian antara provinsi dan kabupaten/kota dalam satu provinsi berdasarkan usulan Provinsi yang mempertimbangkan kewenangan, prioritas dan kebutuhan pembangunan infrastruktur di daerah; dan

c. pembagian antarkabupaten/kota dalam satu provinsi berdasarkan usulan Provinsi yang mempertimbangkan prioritas dan kebutuhan pembangunan infrastruktur.

(9) Dana Otonomi Khusus Provinsi Papua dan Provinsi Papua Barat sebesar 2,25% (dua koma dua puluh lima persen) dari pagu DAU Nasional, terdiri atas:

a. sebesar 1% (satu persen) penggunaannya bersifat umum; dan

b. sebesar ...

SK No 095302 A

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b. sebesar 1,25% (satu koma dua puluh lima persen) penggunaan sudah ditentukan berdasarkan kinerja yang diarahkan untuk mendanai pendidikan, kesehatan, dan pemberdayaan ekonomi masyarakat.

(10) Pemerintah daerah provinsi/kabupaten/kota di Provinsi Papua dan Provinsi Papua Barat wajib menyusun rencana penggunaan Dana Otonomi Khusus sebagaimana dimaksud pada ayat (9) dan rencana penggunaan DTI sesuai dengan peruntukan.

(11) Rencana penggunaan Dana Otonomi Khusus dan DTI sebagaimana dimaksud pada ayat (10) disampaikan kepada Pemerintah paling lama 30 (tiga puluh) hari kalender terhitung sejak tanggal kebijakan Transfer ke Daerah dan Dana Desa Tahun Anggaran 2022 disetujui oleh Dewan Perwakilan Rakyat.

(12) Rencana penggunaan Dana Otonomi Khusus dan DTI sebagaimana dimaksud pada ayat (11) dituangkan dalam Anggaran Pendapatan dan Belanja Daerah setelah mendapat pertimbangan dari Pemerintah.

(13) Ketentuan lebih lanjut mengenai Dana Otonomi Khusus diatur dengan Peraturan Menteri Keuangan.

Pasal 15

(1) Ketentuan lebih lanjut mengenai rincian anggaran Transfer ke Daerah dan Dana Desa sebagaimana dimaksud dalam Pasal 9, Pasal 10, Pasal 11, Pasal 12, Pasal 13, dan Pasal 14 diatur dalam Peraturan Presiden.

(2) Ketentuan mengenai penyaluran anggaran Transfer ke Daerah dan Dana Desa diatur sebagai berikut:

a. dapat dilakukan dalam bentuk tunai dan nontunai;

b. bagi daerah yang memiliki uang kas dan/atau simpanan di bank dalam jumlah tidak wajar, dilakukan konversi penyaluran DBH dan/atau DAU dalam bentuk nontunai;

c. dilakukan ...

SK No 095303 A

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c. dilakukan berdasarkan kinerja pelaksanaan; dan

d. dapat dilakukan penundaan dan/atau pemotongan dalam hal daerah tidak memenuhi paling sedikit anggaran untuk mendukung pembangunan sumber daya manusia dan pendanaan program pemulihan ekonomi daerah sebagaimana dimaksud dalam Pasal 11 ayat (18), anggaran yang diwajibkan dalam peraturan perundang-undangan atau menunggak membayar iuran yang diwajibkan dalam peraturan perundang-undangan.

(3) Ketentuan lebih lanjut mengenai pengelolaan Transfer ke Daerah dan Dana Desa sebagaimana dimaksud pada ayat (2) diatur dengan Peraturan Menteri Keuangan.

Pasal 16

(1) Program Pengelolaan Subsidi dalam Tahun Anggaran 2022 direncanakan sebesar Rp206.963.748.116.000,00 (dua ratus enam triliun sembilan ratus enam puluh tiga miliar tujuh ratus empat puluh delapan juta seratus enam belas ribu rupiah).

(2) Anggaran untuk Program Pengelolaan Subsidi sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

(3) Anggaran untuk Program Pengelolaan Subsidi sebagaimana dimaksud pada ayat (1) dapat disesuaikan dengan kebutuhan realisasi pada tahun anggaran berjalan berdasarkan asumsi dasar ekonomi makro, perubahan parameter, perubahan kebijakan, dan/atau pembayaran kekurangan subsidi tahun-tahun sebelumnya.

(4) Ketentuan lebih lanjut mengenai rincian Program Pengelolaan Subsidi dalam Tahun Anggaran 2022 sebagaimana dimaksud pada ayat (1) diatur dalam Peraturan Presiden.

Pasal 17 ...

SK No 095304 A

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Pasal 17

(1) Dalam hal realisasi PNBP Migas yang dibagihasilkan melampaui target penerimaan dalam APBN yang diikuti dengan kebijakan peningkatan belanja subsidi Bahan Bakar Minyak (BBM) dan *Liquified Petroleum Gas* (LPG), Pemerintah dapat memperhitungkan persentase tertentu atas peningkatan belanja subsidi BBM dan LPG terhadap kenaikan PNBP Migas yang dibagihasilkan.

(2) Ketentuan lebih lanjut mengenai tata cara perhitungan persentase tertentu atas peningkatan belanja subsidi BBM dan LPG terhadap kenaikan PNBP Migas yang dibagihasilkan sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 18

Dalam rangka efisiensi dan efektivitas anggaran kementerian negara/lembaga, Pemerintah melaksanakan kebijakan pemberian penghargaan dan/atau pengenaan sanksi atas kinerja anggaran kementerian negara/lembaga sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 19

(1) Perubahan anggaran Belanja Negara berupa:

a. perubahan anggaran belanja yang bersumber dari PNBP termasuk penggunaan saldo kas Badan Layanan Umum;

b. perubahan anggaran belanja yang bersumber dari pinjaman termasuk pinjaman baru;

c. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran untuk penanggulangan bencana;

d. perubahan anggaran belanja yang bersumber dari hibah termasuk hibah yang diterushibahkan;

e. perubahan anggaran belanja dalam rangka penanggulangan bencana;

f. pergeseran ...

SK No 095305 A

PRESIDEN REPUBLIK INDONES!A -32- f. pergeseran dari Bagian Anggaran 999.08 (Bendahara Umum Negara Pengelolaan Belanja Lainnya) ke Bagian Anggaran kementerian negara/lembaga atau sebaliknya atau pergeseran antarsubbagian anggaran dalam Bagian Anggaran 999 (BA BUN); g. pergeseran anggaran belanja yang dibiayai dari PNBP antarsatuan kerja dalam 1 (satu) program yang sama atau antarprogram dalam satu Bagian Anggaran; h. perubahan anggaran belanja yang bersumber dari SBSN untuk pembiayaan kegiatan/proyek kementerian negara/ lembaga; i. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran yang bersumber dari rupiah murni untuk memenuhi kebutuhan belanja operasional; j. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran untuk memenuhi kebutuhan pengeluaran yang tidak diperkenankan (ineligible expenditure) atas kegiatan yang dibiayai dari pinjaman dan/atau hibah luar negeri; k. pergeseran anggaran antarprogram dalam rangka penyelesaian restrukturisasi kementerian negaraflembaga termasuk restrukturisasi di bidang riset dan inovasi; dan l. pergeseran anggaran antarprogram dalam unit eselon I yang sama, ditetapkan oleh Pemerintah. (2) Pemerintah dapat melakukan pinjaman baru sebagaimana dimaksud pada ayat (1) huruf b untuk penanggulangan bencana. (3) Perubahan lebih lanjut Pembiayaan Anggaran berupa perubahan pagu Pemberian Pinjaman akibat dari lanjutan, percepatan penarikan Pemberian Pinjaman, , dan pengesahan atas Pemberian Pinjaman yang telah closing date, ditetapkan oleh Pemerintah. (4) Perubahan anggaran Belanja Negara berupa perubahan pagu untuk pengesahan belanja dan penerimaan pembiayaan dan/atau pendapatan hibah yang bersumber dari pinjaman/hibah termasuk pinjaman/hibah yang diterushibahkan yang telah closing date, ditetapkan oleh Pemerintah. SK No 095306 A (5) Perubahan

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(5) Perubahan anggaran Belanja Negara berupa penambahan pagu karena luncuran Rupiah Murni Pendamping dalam Daftar Isian Pelaksanaan Anggaran Tahun 2021 yang tidak terserap untuk pembayaran uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri, ditetapkan Pemerintah.

(6) Pencairan Rupiah Murni Pendamping sebagaimana dimaksud pada ayat (5) dilaksanakan paling lambat tanggal 31 Maret 2022.

(7) Perubahan sebagaimana dimaksud pada ayat (1), ayat (2), ayat (3), ayat (4), dan ayat (5), dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

Pasal 20

(1) Pemerintah dapat memberikan hibah kepada pemerintah/lembaga asing dan menetapkan pemerintah/lembaga asing penerima untuk pencapaian kepentingan nasional Indonesia.

(2) Pencapaian kepentingan nasional Indonesia sebagaimana dimaksud pada ayat (1) dilaksanakan dengan mengoptimalkan pemanfaatan barang/jasa dan/atau penyedia barang/jasa dalam negeri Indonesia.

(3) Anggaran pemberian hibah sebagaimana dimaksud pada ayat (1) dapat bersumber dari dana hasil kelolaan Lembaga Dana Kerja Sama Pembangunan Internasional.

(4) Perubahan anggaran pemberian hibah sebagaimana dimaksud pada ayat (3) ditetapkan oleh Pemerintah yang diatur dalam Peraturan Menteri Keuangan mengenai revisi anggaran.

(5) Pemerintah dapat memberikan hibah kepada pemerintah daerah dalam rangka penanggulangan bencana yang pelaksanaannya dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

(6) Ketentuan lebih lanjut mengenai pemberian hibah sebagaimana dimaksud pada ayat (5) diatur dalam Peraturan Menteri Keuangan.

Pasal 21 ...

SK No 095307 A

PRESIDEN REPUELIK INDONESIA -34- Pasal 21 (1) Anggaran Pendidikan direncanakan sebesar Rp5a2.831.9L7.742.000,00 (lima ratus empat puluh dua triliun delapan ratus tiga puluh satu miliar sembilan ratus tujuh belas juta tujuh ratus empat puluh dua ribu rupiah). (21 Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) sebesar 2O,Ooh (dua puluh koma nol persen) dari total anggaran Belanja Negara sebesar Rp2.7 14.155.7 19.841.000,00 (dua kuadriliun tujuh ratus empat belas triliun seratus lima puluh lima miliar tujuh ratus sembilan belas juta delapan ratus empat puluh satu ribu rupiah). (3) Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) termasuk investasi pemerintah pada pos pembiayaan untuk dana abadi di bidang pendidikan. (41 Hasil kelolaan dari dana abadi sebagaimana dimaksud pada ayat (3) digunakan oleh kementerian negar a f lembaga terkait sesuai peruntukannya. (5) Ketentuan lebih lanjut mengenai rincian Anggaran Pendidikan dan penggunaan hasil kelolaan dana abadi diatur dalam Peraturan Presiden. Pasal 22 (1) Jumlah anggaran Pendapatan Negara Tahun Anggaran 2022, sebagaimana dimaksud dalam Pasal 3, lebih kecil dari pada jumlah anggaran Belanja Negara sebagaimana dimaksud dalam Pasal 7 sehingga dalam Tahun Anggaran 2022 terdapat defisit anggaran sebesar Rp868.019.050.028.000,00 (delapan ratus enam puluh delapan triliun sembilan belas miliar lima puluh juta dua puluh delapan ribu rupiah) yang akan dibiayai dari Pembiayaan Anggaran. (21 Pembiayaan Anggaran sebagaimana dimaksud pada ayat (1) sebesar Rp868.019.050.028.O00,00 (delapan ratus enam puluh delapan triliun sembilan belas miliar lima puluh juta dua puluh delapan ribu rupiah), terdiri atas: SK No 095308 A a. pembiayaan ...

PRESIDEN REPUBLIK INDONESIA _35_ a. pembiayaan utang sebesar Rp973.583.008. 108.000,00 (sembilan ratus tujuh puluh tiga triliun lima ratus delapan puluh tiga miliar delapan juta seratus dela.pan ribu rupiah); b. pembiayaan investasi sebesar negatif Rp182.3 18.568.032.000,00 (seratus delapan puluh dua triliun tiga ratus delapan belas miliar lima ratus enam puluh delapan juta tiga puluh dua ribu rupiah); c. pemberian pinjaman sebesar Rp585.472.952.000,00 (lima ratus delapan puluh lima miliar empat ratus tujuh puluh dua juta sembilan ratus lima puluh dua ribu rupiah); d. kewajiban pehjaminan sebesar negatif Rp1.130.863.000.000,00 (satu triliun seratus tiga puluh miliar delapan ratus enam puluh tiga juta rupiah); dan e. pembiayaan lainnya sebesar Rp77.300.000.000.000,00 (tujuh puluh tujuh triliun tiga ratus miliar rupiah). (3) Ketentuan mengenai alokasi Pembiayaan Anggaran sebagaimana dimaksud pada ayat (1), tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini. (41 Ketentuan lebih lanjut mengenai rincian alokasi Pembiayaan Anggaran tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini diatur dalam Peraturan Presiden. Pasal 23 (1) Dalam rangka pelaksanaan Undang-Undang Nomor 2 Tahun 2O2O tentang Penetapan Peraturan Pemerintah Pengganti Undang-Undang Nomor 1 Tahun 2O2O tentang Kebijakan Keuangan Negara dan Stabilitas Sistem Keuangan untuk Penanganan Pandemi Corona Virus Disease 2019 (COVID-19) dan/atau dalam Rangka Menghadapi Ancaman Yang Membahayakan Perekonomian Nasional dan/atau Stabilitas Sistem Keuangan Menjadi Undang-Undang, Pemerintah dapat menerbitkan SBN dengan tujuan tertentu, terrnasuk menerbitkan SBN yang dapat dibeli oleh Bank Indonesia di pasar perdana. SK No 095309 A (21 Penerbitan

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(2) Penerbitan SBN oleh Pemerintah, termasuk pembeliannya oleh Bank Indonesia di pasar perdana sebagaimana dimaksud pada ayat (1) dilakukan dengan mempertimbangkan kondisi pasar SBN, pengaruh terhadap inflasi, jenis SBN yang dapat diperdagangkan, dan kesinambungan keuangan Pemerintah dan Bank Indonesia.

(3) Dalam hal terdapat sisa dana dari penerbitan SBN dengan tujuan tertentu termasuk penerbitan SBN yang dibeli oleh Bank Indonesia di pasar perdana sebagaimana dimaksud pada ayat (1), dan/atau anggaran penanganan *Corona Virus Disease 2019* (COVID-19) di bidang kesehatan yang tidak terserap pada Tahun Anggaran 2021, Pemerintah dapat menggunakan sisa dana dimaksud untuk membiayai pelaksanaan lanjutan kegiatan penanganan pandemi *Corona Virus Disease 2019* (COVID-19) dan/atau pemulihan ekonomi nasional tersebut pada Tahun Anggaran 2022.

(4) Ketentuan lebih lanjut mengenai penggunaan sisa dana sebagaimana dimaksud pada ayat (3) diatur dengan Peraturan Menteri Keuangan.

Pasal 24

(1) Dalam hal anggaran diperkirakan defisit melampaui target yang ditetapkan dalam APBN, Pemerintah dapat menggunakan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan.

(2) Kewajiban yang timbul dari penggunaan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dibebankan pada anggaran negara.

(3) Penggunaan dana SAL, Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat Tahun 2022.

(4) Ketentuan ...

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(4) Ketentuan lebih lanjut mengenai perkiraan defisit melampaui target serta penggunaan dana SAL, Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 25

(1) Pemerintah dapat menggunakan program kementerian negara/lembaga yang bersumber dari Rupiah Murni dan/atau PNBP dalam alokasi anggaran Belanja Pemerintah Pusat dan/atau BMN untuk digunakan sebagai dasar penerbitan SBSN.

(2) Rincian program kementerian negara/lembaga yang bersumber dari Rupiah Murni dan/atau PNBP yang digunakan sebagai dasar penerbitan SBSN ditetapkan oleh Menteri Keuangan setelah pengesahan Undang-Undang APBN Tahun Anggaran 2022 dan penetapan Peraturan Presiden mengenai Rincian APBN Tahun Anggaran 2022.

(3) Ketentuan lebih lanjut mengenai penggunaan program kementerian negara/lembaga dan/atau BMN sebagai dasar penerbitan SBSN sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 26

(1) Pemerintah dapat menggunakan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian negara/lembaga yang tidak terserap pada Tahun Anggaran 2021 untuk membiayai pelaksanaan lanjutan kegiatan/proyek tersebut pada Tahun Anggaran 2022 termasuk dalam rangka penyelesaian kegiatan/proyek yang diberikan penambahan waktu sebagai dampak pandemi *Corona Virus Disease 2019* (COVID-19).

(2) Penggunaan ...

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(2) Penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian negara/lembaga sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

(3) Ketentuan lebih lanjut mengenai penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian negara/lembaga sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 27

(1) Dalam hal terjadi krisis pasar SBN domestik, Pemerintah dengan persetujuan Dewan Perwakilan Rakyat diberikan kewenangan menggunakan SAL untuk melakukan stabilisasi pasar SBN domestik setelah memperhitungkan kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya.

(2) Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di dalam kesimpulan Rapat Kerja Badan Anggaran Dewan Perwakilan Rakyat dengan Pemerintah, yang diberikan dalam waktu tidak lebih dari 1x24 (satu kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

(3) Jumlah penggunaan SAL dalam rangka stabilisasi pasar SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

(4) Ketentuan lebih lanjut mengenai penggunaan SAL dalam rangka stabilisasi pasar SBN domestik sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 28 ...

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Pasal 28

(1) Pemerintah dapat menempuh langkah-langkah kebijakan untuk penguatan penanganan *Corona Virus Disease 2019* (COVID-19) dan/atau menghadapi ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan.

(2) Dalam hal perkiraan realisasi penerimaan negara tidak sesuai dengan target, adanya perkiraan pengeluaran yang belum tersedia anggarannya, pengeluaran melebihi pagu yang ditetapkan dalam APBN Tahun Anggaran 2022, kinerja anggaran telah tercapai, dan/atau untuk menjaga keberlanjutan fiskal, Pemerintah dapat melakukan:

a. penggunaan dana SAL;

b. penarikan pinjaman tunai;

c. penambahan penerbitan SBN;

d. pemanfaatan saldo kas BLU; dan/atau

e. penyesuaian Belanja Negara.

(3) Penambahan penerbitan SBN sebagaimana dimaksud pada ayat (2) huruf c dilaksanakan setelah mendapatkan persetujuan Dewan Perwakilan Rakyat.

(4) Pemerintah dapat melakukan pembelian kembali SBN untuk pengelolaan kas dengan tetap memerhatikan jumlah kebutuhan penerbitan SBN neto untuk memenuhi kebutuhan pembiayaan yang ditetapkan.

(5) Dalam hal terdapat instrumen pembiayaan dari utang yang lebih menguntungkan dan/atau ketidaktersediaan salah satu instrumen pembiayaan dari utang, Pemerintah dapat melakukan perubahan komposisi instrumen pembiayaan utang dalam rangka menjaga ketahanan ekonomi dan fiskal.

(6) Dalam hal diperlukan realokasi anggaran bunga utang sebagai dampak perubahan komposisi instrumen pembiayaan utang sebagaimana dimaksud pada ayat (5), Pemerintah dapat melakukan realokasi dari pembayaran bunga utang luar negeri ke pembayaran bunga utang dalam negeri atau sebaliknya.

(7) Untuk ...

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(7) Untuk menurunkan biaya penerbitan SBN dan/atau memastikan ketersediaan pembiayaan melalui utang, Pemerintah dapat menerima jaminan penerbitan utang dari lembaga yang dapat menjalankan fungsi penjaminan, dan/atau menerima fasilitas dalam bentuk dukungan pembiayaan.

(8) Pelaksanaan ketentuan sebagaimana dimaksud pada ayat (1) sampai dengan ayat (7) dilaporkan dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

Pasal 29

(1) Dalam rangka memenuhi pembiayaan APBN Tahun Anggaran 2022, Pemerintah dapat melakukan penerbitan SBN pada triwulan keempat Tahun 2021.

(2) Penerbitan SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

Pasal 30

(1) Dalam rangka pembayaran gaji dan DAU bulan Januari 2022 yang dananya harus disediakan pada akhir Tahun Anggaran 2021, Pemerintah dapat melakukan pinjaman SAL dan/atau menggunakan dana dari hasil penerbitan SBN sebagaimana dimaksud dalam Pasal 29 ayat (1) pada akhir Tahun 2021.

(2) Ketentuan lebih lanjut mengenai penggunaan pinjaman SAL sebagaimana dimaksud pada ayat (1) sesuai dengan Peraturan Menteri Keuangan mengenai pengelolaan SAL.

Pasal 31

(1) Investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional yang akan dilakukan dan/atau telah tercatat pada Laporan Keuangan Pemerintah Pusat sebagai investasi permanen, ditetapkan untuk dijadikan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional tersebut.

(2) Pemerintah ...

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(2) Pemerintah dapat melakukan pembayaran investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional melebihi pagu yang ditetapkan dalam Tahun Anggaran 2022 yang diakibatkan oleh selisih kurs, yang selanjutnya dilaporkan dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

(3) Pelaksanaan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional sebagaimana dimaksud pada ayat (1) ditetapkan dengan Peraturan Menteri Keuangan.

Pasal 32

(1) Saldo kas pada Badan Layanan Umum dapat menjadi tambahan investasi pada Bagian Anggaran BUN Investasi Pemerintah.

(2) Ketentuan lebih lanjut mengenai penambahan investasi sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 33

(1) Pemerintah mengalokasikan pembiayaan investasi kepada Badan Layanan Umum Lembaga Manajemen Aset Negara dengan tujuan pembentukan dana jangka panjang dan/atau dana cadangan dalam rangka pengadaan tanah untuk kepentingan proyek strategis nasional dan pengelolaan aset Pemerintah lainnya.

(2) Tanah untuk kepentingan proyek strategis nasional sebagaimana dimaksud pada ayat (1) dapat ditetapkan status penggunaannya pada kementerian negara/lembaga dengan menggunakan mekanisme pengesahan belanja modal.

(3) Dalam hal anggaran pengesahan Belanja modal yang dilaksanakan oleh kementerian negara/lembaga sebagaimana diatur pada ayat (2) belum tersedia maka dapat dilakukan penyesuaian Belanja Negara.

(4) Pelaksanaan ...

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(4) Pelaksanaan pengesahan Belanja modal sebagaimana diatur pada ayat (2) dan ayat (3) dilakukan bersamaan dengan mekanisme penerimaan pembiayaan pada Badan Layanan Umum Lembaga Manajemen Aset Negara dan dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat tahun berkenaan.

Pasal 34

(1) Pemerintah mengalokasikan pembiayaan investasi jangka panjang nonpermanen untuk memulihkan kemampuan ekonomi Badan Usaha Milik Negara dengan membentuk dana cadangan sebagai Investasi Pemerintah dalam program Pemulihan Ekonomi Nasional.

(2) Dana cadangan investasi Pemerintah dalam program Pemulihan Ekonomi Nasional sebagaimana dimaksud pada ayat (1) digunakan dengan menggunakan mekanisme pengesahan pembiayaan.

(3) Dalam hal anggaran untuk pengesahan pembiayaan sebagaimana dimaksud pada ayat (2) belum tersedia, Pemerintah dapat melakukan penyesuaian anggaran pembiayaan.

(4) Pelaksanaan pengesahan pengeluaran pembiayaan dilaporkan dalam Laporan Keuangan Pemerintah Pusat.

Pasal 35

(1) BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara, ditetapkan menjadi PMN pada Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara tersebut.

(2) Ketentuan mengenai tata cara penetapan PMN untuk BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan di bidang pengelolaan BMN.

(3) BMN ...

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(3) BMN dengan perolehan sampai dengan 31 Desember 2018 yang telah:

a. dipergunakan dan/atau dioperasikan oleh Badan Usaha Milik Negara/Perseroan Terbatas yang didalamnya terdapat saham milik negara; dan

b. tercatat pada laporan posisi Badan Usaha Milik Negara/Perseroan Terbatas yang didalamnya terdapat saham milik negara sebagai BPYBDS atau akun yang sejenis,

ditetapkan untuk dijadikan PMN pada Badan Usaha Milik Negara/Perseroan Terbatas yang didalamnya terdapat saham milik negara tersebut, dengan menggunakan nilai realisasi anggaran yang telah direviu oleh Badan Pengawasan Keuangan dan Pembangunan.

(4) Pemerintah melakukan penambahan PMN yang berasal dari dana tunai dan piutang Negara pada Badan Usaha Milik Negara/Lembaga/Badan Hukum Lainnya tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini.

(5) Dalam rangka memperbaiki struktur permodalan dan meningkatkan kapasitas usaha Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara, Pemerintah melakukan penambahan PMN kepada:

a. PT Bio Farma (Persero);

b. PT Hutama Karya (Persero);

c. Perum Lembaga Penyelenggara Pelayanan Navigasi Penerbangan Indonesia;

d. Perum Pengangkutan Penumpang Djakarta;

e. PT Varuna Tirta Prakasya (Persero);

f. PT ASDP Indonesia Ferry (Persero) ; dan

g. PT Sejahtera Eka Graha,

yang berasal dari BMN melalui mekanisme pemindahtanganan BMN sesuai dengan ketentuan peraturan perundang-undangan.

(6) Penambahan ...

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(6) Penambahan PMN sebagaimana dimaksud pada ayat (1), ayat (3), ayat (4), dan ayat (5) ditetapkan dengan Peraturan Pemerintah.

Pasal 36

(1) Pemerintah dalam mengurus kekayaan negara yang dipisahkan dan dikelola oleh Badan Usaha Milik Negara atau badan lainnya, akan meningkatkan dan mengoptimalkan manfaat ekonomi, sosial, memperkuat rantai produksi dalam negeri, meningkatkan daya saing, serta memperkuat penguasaan pasar dalam negeri.

(2) Pemerintah dalam menangani kekayaan negara yang dipisahkan dan dikelola oleh Badan Usaha Milik Negara, atau badan lainnya, agar menjaga aset yang bersumber dari cabang-cabang produksi yang penting dan menguasai hajat hidup orang banyak serta aset bumi, air, dan kekayaan di dalamnya, tetap dikuasai oleh negara sesuai peraturan perundang-undangan.

(3) Untuk mengoptimalkan pendapatan dari kekayaan negara yang dipisahkan, penyelesaian piutang pada Badan Usaha Milik Negara dilakukan:

a. sesuai dengan ketentuan peraturan perundang-undangan di bidang perseroan terbatas, badan usaha milik negara, dan perbankan;

b. memperhatikan prinsip tata kelola pemerintahan yang baik; dan

c. Pemerintah melakukan pengawasan penyelesaian piutang pada Badan Usaha Milik Negara tersebut.

Pasal 37

(1) Menteri Keuangan diberikan kewenangan untuk mengelola anggaran Kewajiban Penjaminan Pemerintah untuk:

a. penugasan Percepatan Pembangunan Infrastruktur Nasional;

b. dukungan ...

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b. dukungan penjaminan pada program Pemulihan Ekonomi Nasional dan/atau Stabilitas Sistem Keuangan; dan/atau

c. penugasan penyediaan pembiayaan infrastruktur daerah kepada Badan Usaha Milik Negara.

(2) Penugasan Percepatan Pembangunan Infrastruktur Nasional sebagaimana dimaksud pada ayat (1) huruf a terdiri atas:

a. pemberian jaminan Pemerintah dalam rangka percepatan pembangunan pembangkit tenaga listrik yang menggunakan batu bara;

b. pemberian jaminan dan subsidi bunga oleh Pemerintah Pusat dalam rangka percepatan penyediaan air minum;

c. pelaksanaan penjaminan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha;

d. pemberian dan pelaksanaan jaminan Pemerintah atas pembiayaan infrastruktur melalui pinjaman langsung dari lembaga keuangan internasional kepada Badan Usaha Milik Negara;

e. pemberian jaminan Pemerintah untuk percepatan proyek pembangunan jalan tol;

f. pemberian jaminan Pemerintah untuk percepatan penyelenggaraan kereta api ringan/*light rail transit* terintegrasi di wilayah perkotaan;

g. pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional; dan/atau

h. pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan.

(3) Dukungan penjaminan pada program Pemulihan Ekonomi Nasional dan/atau Stabilitas Sistem Keuangan sebagaimana dimaksud pada ayat (1) huruf b terdiri atas:

a. penjaminan pemerintah yang dilakukan secara langsung oleh pemerintah dalam rangka pelaksanaan program Pemulihan Ekonomi Nasional;

b. penjaminan ...

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b. penjaminan pemerintah melalui badan usaha penjaminan yang ditunjuk dalam rangka pelaksanaan program Pemulihan Ekonomi Nasional; dan/atau

c. penjaminan pemerintah atas pinjaman likuiditas khusus dari Bank Indonesia kepada bank sistemik untuk penanganan permasalahan lembaga jasa keuangan dan Stabilitas Sistem Keuangan.

(4) Anggaran Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) huruf a dan huruf b diakumulasikan ke dalam rekening Dana Cadangan Penjaminan Pemerintah dan Anggaran Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) huruf c diakumulasikan ke dalam rekening Dana Jaminan Penugasan Pembiayaan Infrastruktur Daerah yang dibuka di Bank Indonesia.

(5) Dana yang telah diakumulasikan dalam rekening sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran kewajiban penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) pada tahun anggaran berjalan dan/atau tahun anggaran berikutnya.

(6) Dana dalam rekening Dana Cadangan Penjaminan Pemerintah sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran kewajiban penjaminan Pemerintah antarprogram pemberian penjaminan sebagaimana dimaksud pada ayat (2) dan ayat (3).

(7) Dalam hal terjadi tagihan pembayaran kewajiban penjaminan dan/atau penggantian biaya yang timbul dari pelaksanaan kewajiban penjaminan untuk dukungan penjaminan program Pemulihan Ekonomi Nasional yang bersumber dari Dana Cadangan Penjaminan Pemerintah sebagaimana dimaksud pada ayat (6), Pemerintah melakukan pembayaran melalui Bagian Anggaran 999.99 (Bendahara Umum Negara Pengelolaan Belanja Transaksi Khusus).

(8) Pembayaran ...

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(8) Pembayaran melalui Bagian Anggaran 999.99 (Bendahara Umum Negara Pengelolaan Belanja Transaksi Khusus) sebagaimana dimaksud pada ayat (7), merupakan pengeluaran belanja transaksi khusus yang belum dialokasikan dan/atau melebihi alokasi yang telah ditetapkan dalam APBN dan/atau APBN Perubahan pada tahun anggaran berjalan.

(9) Dana dalam rekening Dana Jaminan Penugasan Pembiayaan Infrastruktur Daerah sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran atas penugasan penjaminan sebagaimana dimaksud pada ayat (1) huruf c.

(10) Ketentuan lebih lanjut mengenai pelaksanaan anggaran Kewajiban Penjaminan dan penggunaan Dana Cadangan Penjaminan Pemerintah atau Dana Jaminan Penugasan Pembiayaan Infrastruktur Daerah sebagaimana dimaksud pada ayat (2), ayat (3), ayat (4), ayat (5), ayat (6), ayat (7), ayat (8), dan ayat (9) diatur dengan Peraturan Menteri Keuangan.

Pasal 38

(1) Pembayaran bunga utang dan pengeluaran cicilan pokok utang dapat disesuaikan dengan kebutuhan realisasi pada tahun anggaran berjalan, yang selanjutnya dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2022 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2022.

(2) Pemerintah dapat melakukan transaksi Lindung Nilai dalam rangka mengendalikan risiko fluktuasi beban pembayaran kewajiban utang, dan/atau melindungi posisi nilai utang, dari risiko yang timbul maupun yang diperkirakan akan timbul akibat adanya volatilitas faktor-faktor pasar keuangan.

(3) Pemenuhan kewajiban yang timbul dari transaksi Lindung Nilai sebagaimana dimaksud pada ayat (2) dibebankan pada anggaran pembayaran bunga utang dan/atau pengeluaran cicilan pokok utang.

(4) Kewajiban ...

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PRESIDEN REPUBLIK INDONESIA -48- (4) Kewajiban yang timbul sebagaimana dimaksud pada ayat (3) bukan merupakan kerugian keuangan negara. (5) Ketentuan lebih lanjut mengenai pelaksanaan transaksi Lindung Nilai sebagaimana dimaksud pada ayat (2) diatur dengan Peraturan Menteri Keuangan. Pasal 39 (1) Menteri Keuangan diberikan wewenang untuk menyelesaikan piutang instansi Pemerintah yang diurus/dikelola oleh Panitia Urusan Piutang Negara/Direktorat Jenderal Kekayaan Negara, khususnya piutang terhadap Usaha Mikro, Kecil, dan Menengah, dan piutang berupa Kredit Pemilikan Rumah Sederhana/Rumah Sangat Sederhana, serta piutang instansi Pemerintah dengan jumlah sampai dengan Rp1.000.000.000,00 (satu miliar rupiah), meliputi dan tidak terbatas pada restrukturisasi dan pemberian keringanan utang pokok sampai dengan lOOo/o (seratus persen). (21 Ketentuan lebih lanjut mengenai tata cara penyelesaian piutang instansi Pemerintah sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan. Pasal 40 Pemerintah menyusun laporan: a. pelaksanaan APBN Semester Pertama Tahun Anggaran 2022; dan b. pertanggungjawaban atas pelaksanaan APBN Tahun Anggaran 2022, sesuai dengan ketentuan peraturan peruIndang-undangan. SK No 095330 A Pasal 4 1

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Pasal 41

(1) Penyesuaian APBN Tahun Anggaran 2022 dengan perkembangan dan/atau perubahan keadaan dan/atau kebijakan keuangan negara dalam rangka penanganan pandemi *Corona Virus Disease* 2019 (COVID-19) dan/atau menghadapi ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan sebagaimana dimaksud dalam Pasal 1 ayat (3) Undang-Undang Nomor 2 Tahun 2020 tentang Penetapan Peraturan Pemerintah Pengganti Undang-Undang Nomor 1 Tahun 2020 tentang Kebijakan Keuangan Negara dan Stabilitas Sistem Keuangan untuk Penanganan Pandemi *Corona Virus Disease* 2019 (COVID-19) dan/atau Dalam Rangka Menghadapi Ancaman yang Membahayakan Perekonomian Nasional dan/atau Stabilitas Sistem Keuangan Menjadi Undang-Undang, dibahas bersama Dewan Perwakilan Rakyat dengan Pemerintah dalam rangka penyusunan perkiraan perubahan atas APBN Tahun Anggaran 2022, apabila terjadi:

   a. perkembangan indikator ekonomi makro yang tidak sesuai dengan asumsi yang digunakan sebagai acuan dalam APBN Tahun Anggaran 2022;

   b. perubahan pokok-pokok kebijakan fiskal;

   c. keadaan yang menyebabkan harus dilakukan pergeseran anggaran antarunit organisasi dan/atau antarprogram; dan/atau

   d. keadaan yang menyebabkan SAL tahun sebelumnya harus digunakan untuk pembiayaan anggaran tahun berjalan.

(2) Perkembangan indikator ekonomi makro sebagaimana dimaksud pada ayat (1) huruf a dan perubahan pokok-pokok kebijakan fiskal sebagaimana dimaksud pada ayat (1) huruf b berupa:

   a. penurunan pertumbuhan ekonomi paling sedikit 3% (tiga persen) di bawah asumsi yang telah ditetapkan;

   b. deviasi asumsi ekonomi makro lainnya paling sedikit 30% (tiga puluh persen) dari asumsi yang telah ditetapkan; dan/atau

c. penurunan ...

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c. penurunan penerimaan perpajakan paling sedikit 30% (tiga puluh persen) dari pagu yang telah ditetapkan.

(3) SAL sebagaimana dimaksud pada ayat (1) huruf d merupakan SAL yang ada di rekening Bank Indonesia yang penggunaannya ditetapkan oleh Menteri Keuangan sesuai dengan ketentuan yang berlaku dan dilaporkan dalam pertanggungjawaban pelaksanaan APBN.

(4) Dalam hal dilakukan penyesuaian APBN Tahun Anggaran 2022 sebagaimana dimaksud pada ayat (1), Pemerintah mengajukan Rancangan Undang-Undang mengenai Perubahan atas Undang-Undang APBN Tahun Anggaran 2022 untuk mendapatkan persetujuan Dewan Perwakilan Rakyat sebelum Tahun Anggaran 2022 berakhir.

Pasal 42

(1) Dalam keadaan darurat, Pemerintah dapat melakukan langkah-langkah antisipasi dengan persetujuan Dewan Perwakilan Rakyat.

(2) Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di dalam kesimpulan Rapat Kerja Badan Anggaran Dewan Perwakilan Rakyat dengan Pemerintah, yang diberikan dalam waktu tidak lebih dari 2x24 (dua kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

(3) Dalam hal persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) karena suatu dan lain hal belum dapat ditetapkan, Pemerintah dapat mengambil langkah-langkah antisipasi sebagaimana dimaksud pada ayat (1) sesuai dengan ketentuan peraturan perundang-undangan.

(4) Pemerintah melaporkan langkah-langkah kebijakan sebagaimana dimaksud pada ayat (1) dalam Laporan Keuangan Pemerintah Pusat Tahun 2022.

Pasal 43 ...

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Pasal 43

(1) Dalam rangka pelaksanaan Undang-Undang Nomor 2 Tahun 2020 tentang Penetapan Peraturan Pemerintah Pengganti Undang-Undang Nomor 1 Tahun 2020 tentang Kebijakan Keuangan Negara dan Stabilitas Sistem Keuangan untuk Penanganan Pandemi *Corona Virus Disease 2019* (COVID-19) dan/atau Dalam Rangka Menghadapi Ancaman yang Membahayakan Perekonomian Nasional dan/atau Stabilitas Sistem Keuangan menjadi Undang-Undang, Pemerintah dapat memberikan:
   a. pinjaman kepada Lembaga Penjamin Simpanan; dan/atau
   b. penjaminan atas pinjaman likuiditas khusus dari Bank Indonesia kepada bank sistemik.

(2) Sumber dana untuk pemberian pinjaman kepada Lembaga Penjamin Simpanan dan jaminan Pemerintah atas pinjaman likuiditas khusus sebagaimana dimaksud pada ayat (1) sebagai berikut:
   a. penggunaan SAL untuk menutup kekurangan pembiayaan APBN, dengan terlebih dahulu memperhitungkan ketersediaan SAL untuk kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya; dan/atau
   b. penambahan utang.

(3) Selain sumber dana sebagaimana dimaksud pada ayat (2), pemberian jaminan Pemerintah atas pinjaman likuiditas khusus dapat bersumber dari cadangan penjaminan.

(4) Dalam hal terjadi pemberian pinjaman kepada Lembaga Penjamin Simpanan dan jaminan Pemerintah atas pinjaman likuiditas khusus sebagaimana dimaksud pada ayat (1), Pemerintah melaporkan dalam APBN Perubahan tahun berjalan dan/atau dalam Laporan Keuangan Pemerintah Pusat Tahun 2022.

(5) Sumber dana untuk pemberian pinjaman kepada Lembaga Penjamin Simpanan dan jaminan Pemerintah atas pinjaman likuiditas khusus sebagaimana dimaksud pada ayat (2) dan sumber dana untuk jaminan Pemerintah atas pinjaman likuiditas khusus sebagaimana dimaksud pada ayat (3), dilaporkan Pemerintah dalam APBN Perubahan tahun berjalan dan/atau dilaporkan dalam Laporan Keuangan Pemerintah Pusat Tahun 2022.

Pasal 44 ...

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Pasal 44

Postur APBN Tahun Anggaran 2022 yang memuat rincian besaran Pendapatan Negara, Belanja Negara, surplus/defisit anggaran, dan Pembiayaan Anggaran tercantum dalam Lampiran II yang merupakan bagian tidak terpisahkan dari Undang-Undang ini.

Pasal 45

(1) Peraturan Presiden mengenai Rincian APBN Tahun Anggaran 2022 yang merupakan pelaksanaan dari Undang-Undang ini ditetapkan paling lambat tanggal 30 November 2021.

(2) Rincian APBN, sebagaimana dimaksud pada ayat (1), antara lain berisikan rincian program, kegiatan, keluaran (*output*), rincian jenis belanja, serta Kerangka Pengeluaran Jangka Menengah (KPJM) untuk Belanja Pemerintah Pusat, dan/atau pengaturan *earmarking* belanja dalam rangka mendukung penanganan pandemi *Corona Virus Disease 2019* (COVID-19) dan/atau menghadapi ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan.

Pasal 46

(1) Dalam rangka penanggulangan bencana, Pemerintah melalui Kementerian Keuangan dapat membentuk Dana Bersama Penanggulangan Bencana (*pooling fund* bencana).

(2) Sumber Dana Bersama Penanggulangan Bencana sebagaimana dimaksud pada ayat (1) dapat bersumber dari:
   a. APBN;
   b. APBD; dan/atau
   c. sumber dana lainnya yang sah.

(3) Dana ...

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PRESIDEN REPUBLIK INDONESIA -53- Dana Bersama Penanggulangan Bencana sebagaimana dimaksud pada ayat (1) dikelola secara khusus. (4) Ketentuan lebih lanjut mengenai pengelolaan Bersama Penanggulangan Bencana diatur Peraturan Menteri Keuangan. (3) Dana dengan Pasal 47 Pemerintah dalam melaksanakan APBN Tahun Anggaran 2022 mengupayakan pemenuhan sasaran pembangunan yang berkualitas, dalam bentuk: a. penurunan kemiskinan menjadi 8,so/o—9,oo/o (delapan koma lima persen sampai dengan sembilan koma nol peisen); b. tingkat pengangguran terbuka menjadi s,svo—6,gvo (lima koma lima persen sampai dengan enam koma tiga persen); c. penurunan Gini Ratio menjadi 0,g16—0,379 (nol koma tiga tujuh enam sampai dengan nol koma tiga tujuh detapan); d. peningkatan Indeks pembangunan Manusia menjadi 73,41—73,46 (tujuh puluh tiga koma empat satu sampai dengan tujuh puluh tiga koma empat enam); dan e. peningkatan Nilai Tukar petani menjadi 103—105 (seratus tiga sampai dengan seratus lima) dan Nilai r\.rkar irlelayan menjadi 104—106 (seratus empat sampai dengan ..ritr” enam). Pasal 48 Ketentuan sebagaimana dimaksud dalam pasal 29 dan pasal 30 mulai berlaku pada tanggal Undang-Undang ini diundangkan. Pasal 49 Undang-Undang ini mulai berlaku pacla tanggal 1 Januari 2022. Agar SK No 095327 A

PRESIDEN REPUBLIK INDONESIA -54- Agar setiap orang mengetahuinya, memerintahkan pengundangan Undang-Undang ini dengan penempatannya dalam Lembaran Negara Republik Indonesia. Disahkan di Jakarta pada tanggal 27 Oktober 2027 PRESIDEN REPUBLIK INDONESIA, JOKO WIDODO Diundangkan di Jakarta pada tanggal 27 Oktober 2O2l MENTERI HUKUM DAN HAK ASASI MANUSIA REPUBLIK INDONESIA, YASONNA H. LAOLY LEMBARAN NEGARA REPUBLIK INDONESIA TAHUN 2O2I NOMOR 245 Salinan sesuai dengan aslinya KEMENTERIAN SEKRETARIAT NEGARA REPUBLIK INDONESIA Perundang-undangan dan i Hukum, ttd ttd SK No 117634 A 1a Djaman

PRESIDEN
REPUBLIK INDONESIA

PENJELASAN

ATAS

UNDANG-UNDANG REPUBLIK INDONESIA

NOMOR 6 TAHUN 2021

TENTANG

ANGGARAN PENDAPATAN DAN BELANJA NEGARA

TAHUN ANGGARAN 2022

I. UMUM

APBN Tahun Anggaran 2022 disusun dengan berpedoman pada Rencana Kerja Pemerintah Tahun 2022, serta Kerangka Ekonomi Makro dan Pokok-Pokok Kebijakan Fiskal Tahun 2022 sebagaimana telah dibahas dan disepakati bersama, baik dalam Pembicaraan Pendahuluan maupun Pembicaraan Tingkat I Pembahasan APBN Tahun Anggaran 2022 antara Pemerintah dan Dewan Perwakilan Rakyat Republik Indonesia. APBN Tahun Anggaran 2022 juga mempertimbangkan kondisi ekonomi, sosial, dan perkembangan internasional dan domestik terkini, kinerja APBN tahun 2020, serta berbagai langkah antisipatif yang telah ditempuh di tahun 2021, maupun rencana kebijakan yang akan dilaksanakan di tahun 2022.

APBN Tahun Anggaran 2022 berada pada posisi yang strategis di antara harapan untuk percepatan pemulihan ekonomi pascapandemi dan menjadi pondasi untuk mewujudkan visi jangka panjang menuju Indonesia emas di tahun 2045. Oleh karena itu, APBN Tahun Anggaran 2022 akan menjadi instrumen Pemerintah untuk melakukan upaya pemulihan (*recovery*) sekaligus melanjutkan reformasi sektoral dan fiskal agar dapat menstimulasi perekonomian serta mendorong daya saing nasional termasuk melalui transformasi struktural.

Dalam ...

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PRESIDEN REPUBLIK INDONESIA -2- Dalam menjalankan fungsinya tersebut, APBN Tahun Anggaran 2022 akan diarahkan untuk mendorong terciptanya pengelolaan fiskal yang semakin sehat, tercermin dalam target defisit fiskal konsolidatif yang diturunkan secara bertahap menuju kondisi normal di bawah 3% (tiga persen) pada tahun 2023. Kebijakan fiskal akan ditempuh melalui optimalisasi peran pendapatan negara baik sebagai sumber penerimaan dan juga instrumen stimulus bagi perekonomian, peningkatan belanja yang lebih berkualitas (spending better) yang berfokus pada bidang prioritas dan berorientasi pada hasil, dan melanjutkan pembiayaan yang kreatif, efisien dan berkelanjutan. Di samping itu, kebijakan fiskal diharapkan mampu mendorong perbaikan neraca keuangan pemerintah. APBN Tahun Anggaran 2022 masih akan mengantisipasi ketidakpastian akibat pandemi Corona Virus Disease 2019 (COVID-I9) serta faktor lingkungan global yang turut memengaruhi kondisi perekonomian domestik. Meskipun faktor ketidakpastian masih cukup tinggi, perekonomian tahun 2022 diproyeksikan masih akan lebih baik dari tahun sebelumnya dimana proyeksi tersebut juga sejalan dengan proyeksi lembaga-lembaga internasional. Pemerintah akan terus mendorong akselerasi program vaksinasi yang lebih luas dan cepat sehingga dapat menjangkau semua penduduk dan wilayah Republik Indonesia. Selain itu, pelaksanaan protokol kesehatan secara ketat menjadi kewajiban untuk dilaksanakan. Pertumbuhan ekonomi Indonesia dalam tahun 2022 diperkirakan mencapai 5,2o/o (lima koma dua persen). Asumsi pertumbuhan ekonomi ini menrpertimbangkan potensi dan risiko yang berasal dari sisi eksternal antara lain, pemulihan ekonomi global pascapandemi Corona Vints Disease 2019 (COVID-19) di seluruh dunia, risiko ketegangan geopolitik, fluktuasi harga komoditas, serta risiko sektor keuangan yang dapat berpengaruh terhadap likuiditas global dan tingkat investasi. Dari sisi domestik, terdapat beberapa faktor yang diharapkan akan menunjang pemulihan ekonomi dan daya beli masyarakat seperti pengendalian pandemi Corona Virus Disease 2019 (COVID-19) yang komprehensif dengan penguatan pencegahan dan program vaksinasi serta program perlindungan sosial bagi masyarakat rentan yang efektif. Selain itu, reformasi struktural melalui Undang-Undang Cipta Kerja diproyeksikan akan mendorong arus investasi masuk sehingga dapat meningkatkan pertumbuhan ekonomi ke depan. SK No 095332 A Upaya

PRESIDEN REPUBLIK IHDONESIA -3- Upaya menjaga stabilitas ekonomi makro akan ditempuh dengan memperkuat berbagai kebijakan di sisi fiskal, moneter, sektor keuangan, dan sektor riil. Dengan stabilitas ekonomi makro yang terjaga, maka il rata-rata nilai tukar rupiah pada tahun 2022 diperkirakan mencapai Rp14.350,00 (empat belas ribu tiga ratus lima puluh rupiah) per satu dolar Amerika Serikat; ii) laju inflasi diperkirakan dapat dikendalikan pada tingkat 3,Oo/o (tiga koma nol persen); dan iii) rata-rata suku bunga Surat Utang Negara 10 (sepuluh) tahun diperkirakan mencapai 6,80/o (enam koma delapan persen). Untuk mengantisipasi ketidakpastian perekonomian global, Pemerintah bersama Bank Indonesia dan Otoritas Jasa Keuangan akan terus melakukan mitigasi terhadap berbagai potensi risiko yang akan berdampak terhadap stabilitas perekonomian secara menyeluruh. Sejalan dengan pergerakan harga komoditas dunia, rata-rata harga minyak mentah Indonesia (Indonesia Crude Price-lCP) di pasar internasional dalam tahun 2022 diperkirakan mencapai USD63 (enam puluh tiga dolar Amerika Serikat) per barel. Sementara itu, lifting minyak mentah diperkirakan mencapai 703.000 (tujuh ratus tiga ribu) barel per hari, sedangkan lifting gas diperkirakan mencapai 1.036.000 (satu juta tiga puluh enam ribu) barel setara minyak per hari. Strategi pelaksanaan pembangunan Indonesia didasarkan pada Rencana Pembangunan Jangka Panjang Nasional 2005-2025. Pelaksanaan strategi Rencana Pembangunan Jangka Panjang Nasional dibagi ke dalam empat tahap Rencana Pembangunan Jangka Menengah Nasional yang tiaptiap tahap memuat rencana dan strategi perrtbangunan untuk lima tahun yang akan dilaksanakan oleh Pemerintah. Rencana Kerja Pemerintah (RKP) tahun 2022 merupakan dokumen perencanaan pembangunan tahun ketiga dari pelaksanaan Rencana Pembangunan Jangka Menengah Nasional (RPJMN) 2O2O-2O24. Rencana Kerja Pemerintah Tahun 2022 memuat arah kebijakan nasional tahunan demi menjaga kesinambungan pembangunan secara terencana dan sistematis yang tanggap akan perubahan. Dengan mengacu pada sasaran pembangunan yang hendak dicapai, maka arah kebijakan pembangunan yang ditempuh dalam RKP 2022 utamanya akan fokus pada upaya pembangunan sumber daya manusia dan pemerataan wilayah, yang dapat menggerakkan pertumbuhan ekonomi melalui investasi dan ekspor. Untuk ... SK No 095333 A

PRESIDEN REPUBLIK INDONES!A -4- Untuk mendukung arah kebijakan tersebut, strategi pelaksanaan pembangunan dituangkan ke dalam tujuh Prioritas Nasional yaitu: (1) Memperkuat Ketahanan Ekonomi untuk Pertumbuhan yang Berkualitas dan Berkeadilan; (21 Mengembangkan wilayah untuk Mengurangi Kesenjangan dan Menjamin Pemerataan; (3) Meningkatkan sumber Daya Manusia Berkualitas dan Berdaya Saing; (41 Revolusi Mental dan Pembangunan Kebudayaan; (5) Memperkuat Infrastruktur untuk Mendukung Pengembangan Ekonomi dan Pelayanan Dasar; (6) Membangun Lingkungan Hidup, Meningkatkan Ketahanan Bencana, dan perubahan Iklim; dan (7) Memperkuat Stabilitas Politik, Hukum, pertahanan, dan Keamanan (Polhukhankam) dan Transformasi Pelayanan Publik. Ketujuh Prioritas Nasional tersebut selanjutnya diterjemahkan ke dalam Program Prioritas. Penjabaran lebih lanjut dari masing-masing Prioritas Nasional dalam RKP tahun 2022 berikut ini. Pertama, Memperkuat Ketahanan Ekonomi untuk Pertumbuhan yang Berkualitas dan Berkeadilan, diarahkan untuk mendukung pemulihan aktivitas produksi, serta peningkatan nilai tambah dan produktivitas dengan mengoptimalkan keterkaitan antara sektor primer, sekunder, dan tersier. Pelaksanaannya difokuskan pada sektor pertanian; industri pengolahan; pariwisata; Usaha Mikro, Kecil, dan Menengah (UMKM); serta didukung penguatan reformasi fiskal; penguatan sistem keuangan; peningkatan kualitas investasi; perbaikan sistem logistik; percepatan transisi menuju Energi Baru dan Terbarukan (EBT). Kedua, Mengembangkan wilayah untuk Mengurangi Kesenjangan dan Menjamin Pemerataan. Pembangunan wilayah pada tahun 2022 akan diarahkan untuk mempercepat pemulihan dampak pandemi Corona Vints Disease 2019 (COVID-19), melanjutkan transformasi sosial ekonomi untuk meningkatkan rantai produksi dan rantai nilai daerah, mengoptimalkan keunggulan kompetitif wilayah, dan sekaligus meningkatkan pemerataan kualitas hidup antarwilayah. Ketiga, Meningkatkan sDM Berkualitas dan Berdaya Saing. Pembangunan SDM Indonesia diarahkan untuk meningkatkan kualitas dan daya saing sDM, yang merupakan salah satu prasyarat dalam upaya pemulihan pembangunan akibat pandemi Corona Virus Disease 2019 (COVID-19). Pembangunan SDM pada tahun 2022 akan ditekankan pada: mengendalikan pertumbuhan penduduk melalui penurunan angka kelahiran total dan memperkuat penyelenggaraan tata kelola kependudukan; menyempurnakan penyelenggaraan program bantuan dan jaminan sosial bagi seluruh penduduk yang lebih akurat, terintegrasi, dan adaptif; meningkatkan pelayanan kesehatan menuju cakupan kesehatan semesta; meningkatkan pemerataan layanan pendidikan berkualitas; meningkatkan kualitas anak, perempuan dan pemuda; mengentaskan kemiskinan; serta meningkatkan Produktivitas. dan Daya Saing. Keempat ... SK No 095334 A

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Keempat, Revolusi Mental dan Pembangunan Kebudayaan. Revolusi Mental dan Pembangunan Kebudayaan diarahkan untuk memperkuat Pelaksanaan Gerakan Nasional Revolusi Mental; memperkuat pemajuan kebudayaan untuk mengembangkan nilai luhur budaya bangsa dan meningkatkan kesejahteraan rakyat; mengembangkan Moderasi Beragama untuk Memperkuat Kerukunan dan Harmoni Sosial; serta mengembangkan budaya literasi, kreativitas, dan inovasi dalam upaya meningkatkan kualitas hidup dan kesejahteraan.

Kelima, Memperkuat Infrastruktur untuk Mendukung Pengembangan Ekonomi dan Pelayanan Dasar. Pembangunan infrastruktur tahun 2022 akan mendukung pemulihan ekonomi dan reformasi struktural melalui program prioritas pada pengembangan infrastruktur pelayanan dasar, infrastruktur ekonomi, infrastruktur perkotaan, infrastruktur energi dan ketenagalistrikan, serta transformasi digital.

Keenam, Membangun Lingkungan Hidup, Meningkatkan Ketahanan Bencana, dan Perubahan Iklim. Pembangunan lingkungan hidup, ketahanan bencana, dan perubahan iklim dalam RKP tahun 2022 difokuskan pada peningkatan kualitas kehidupan masyarakat yang lebih tangguh dan adaptif untuk mendukung pemulihan dan transformasi dampak *Corona Virus Disease 2019* (COVID-19) menuju pembangunan yang lebih hijau dan berkelanjutan. Secara umum kebijakan terkait Prioritas Nasional Keenam diarahkan untuk pengurangan dan penanggulangan beban pencemaran untuk meningkatkan daya dukung dan daya tampung lingkungan hidup, terutama penanganan limbah Bahan Berbahaya dan Beracun medis pascapandemi *Corona Virus Disease 2019* (COVID-19) serta peningkatan kualitas udara, air, air laut, dan lahan sebagai penyangga sistem kehidupan masyarakat; penguatan sistem ketahanan bencana dan peringatan dini terhadap multiancaman bencana, baik yang bersifat seketika (*sudden onset disasters*) seperti gempa bumi, tsunami, likuefaksi, gerakan tanah, banjir bandang, maupun yang bersifat perlahan (*slow onset disasters*), seperti kerusakan lingkungan dan kerusakan akibat perubahan iklim; serta peningkatan capaian penurunan emisi dan intensitas emisi Gas Rumah Kaca pada masa pemulihan aktivitas sosial-ekonomi dengan fokus penurunan emisi Gas Rumah Kaca di sektor lahan, industri, dan energi.

Ketujuh ...

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Ketujuh, Memperkuat Stabilitas Polhukhankam dan Transformasi Pelayanan Publik. Pembangunan bidang politik, hukum, pertahanan, dan keamanan dan transformasi pelayanan publik diarahkan pada upaya konsolidasi demokrasi; supremasi hukum dan peningkatan akses terhadap keadilan; birokrasi yang profesional dan netral; penguatan politik luar negeri dan kerja sama pembangunan internasional; dan menciptakan rasa aman bagi seluruh masyarakat, serta keutuhan wilayah Negara Kesatuan Republik Indonesia (NKRI).

Agar prioritas sasaran pembangunan nasional dan prioritas nasional lainnya tersebut dapat tercapai, Pemerintah perlu mengoptimalkan Penerimaan Perpajakan dan PNBP. Peningkatan Penerimaan Perpajakan dilakukan melalui ekstensifikasi dan intensifikasi pajak. Selanjutnya, Pemerintah juga melakukan langkah-langkah efisiensi sumber pembiayaan yang diantaranya dengan mengutamakan pembiayaan dalam negeri, untuk kegiatan produktif.

Selanjutnya dari sisi belanja Negara, diarahkan untuk dijadikan momentum transisi menuju normal secara bertahap, menyelesaikan permasalahan di sektor kesehatan, ekonomi, dan sosial yang dihadapi Indonesia pascapandemi *Corona Virus Disease 2019* (COVID-19), serta penguatan reformasi untuk keluar dari perangkap pendapatan kelas menengah (*middle income trap*), dengan kebijakan yang antara lain diarahkan pada efisiensi belanja, optimalisasi pemanfaatan teknologi informasi dan komunikasi, mendukung prioritas pembangunan untuk percepatan pemulihan ekonomi; melaksanaan *redesign* sistem perencanaan dan penganggaran melalui pendekatan belanja yang lebih baik (*spending better*) yang fokus pada pelaksanaan program prioritas, berbasis pada hasil (*result based*), dan efisiensi kebutuhan dasar, serta antisipatif terhadap berbagai tekanan (*automatic stabilizer*), dan memperkuat sinergi dan koordinasi antara kementerian negara/lembaga, pemerintah daerah dan instansi lainnya.

Dalam rangka mendorong konektivitas dan pemerataan wilayah, Pemerintah terus mengupayakan penggunaan skema Kerja Sama Pemerintah dengan Badan Usaha (KPBU) sebagai salah satu sumber pembiayaan kreatif untuk mendukung percepatan pembangunan infrastruktur. Pemerintah telah menyediakan berbagai dukungan dan fasilitas untuk mendukung pelaksanaan proyek KPBU seperti Fasilitas Penyiapan Proyek dan Pendampingan Transaksi (*Project Development Facility*/PDF), Dukungan Kelayakan Proyek (*Viability Gap Fund*/VGF), dan juga terdapat penjaminan yang dilaksanakan melalui Badan Usaha Penjaminan Infrastruktur. Lebih lanjut, Pemerintah juga telah menyediakan pengaturan mengenai skema pengembalian investasi melalui pembayaran ketersediaan layanan atau *Availability Payment* (KPBU-AP) untuk menjamin kepastian pengembalian investasi kepada pihak swasta.

Guna ...

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Guna mendukung program pemulihan ekonomi nasional sebagai dampak pandemi *Corona Virus Disease 2019* (COVID-19), pembangunan infrastruktur diharapkan dapat menjadi tulang punggung kegiatan perekonomian utamanya dalam penyediaan sektor infrastruktur dasar dan pemenuhan kebutuhan masyarakat. Pembangunan infrastruktur pada sektor dasar juga diharapkan dapat meningkatkan kualitas hidup masyarakat dalam jangka panjang.

Pembahasan Rancangan Undang-Undang tentang APBN Tahun Anggaran 2022 dilakukan Dewan Perwakilan Rakyat bersama Pemerintah dengan memerhatikan pertimbangan Dewan Perwakilan Daerah sebagaimana tercantum dalam Surat Keputusan Dewan Perwakilan Daerah Nomor 5/DPD RI/I/2021-2022, tanggal 2 September 2021.

Pembahasan Undang-Undang ini dilaksanakan oleh Pemerintah dan Dewan Perwakilan Rakyat dengan memerhatikan Putusan Mahkamah Konstitusi Nomor 35/PUU-XI/2013 tanggal 22 Mei 2014.

II. PASAL DEMI PASAL

Pasal 1

Cukup jelas.

Pasal 2

Cukup jelas.

Pasal 3

Cukup jelas.

Pasal 4

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Huruf a

Cukup jelas.

Huruf b ...

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PRESIDEN REPUELIK TNDONESIA -8- Huruf b Pasal 5 Ayat (1) Cukup jelas. Huruf c Cukup jelas. Ayat (a) Cukup jelas. Ayat (5) Cukup jelas. Ayat (6) Cukup jelas. Ayat (7) Cukup jelas. Ayat (8) Cukup jelas. Ayat (9) Cukup jelas. Ayat (10) Cukup jelas. Ayat (1 1) Cukup jelas. Pihak ketiga yang pajak penghasilannya ditanggung Pemerintah adalah pihak ketiga yang memberikan jasa kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perLlndangundangan dalam rangka penerbitan dan/atau pembelian kembali SBN di pasar internasional, yang antara lain hgen penjual, agen pembeli/penukar, bursa efek di luar negeri, wali amanat, agen penata usaha, agen pembayar, lembaga rating, dan konsultan hukum internasional, tidak termasuk konsultan hukum lokal. SK No 095338 A Aya! (21 ...

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Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Pendapatan Sumber Daya Alam Nonminyak Bumi dan Gas Bumi yang bersumber dari sektor kehutanan tidak hanya ditujukan sebagai target penerimaan negara melainkan lebih ditujukan untuk pengamanan kelestarian hutan.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Pasal 6

Cukup jelas.

Pasal 7

Cukup jelas.

Pasal 8

Cukup jelas.

Pasal 9

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3) ...

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Ayat (3)

Dana Desa dialokasikan kepada 74.960 (tujuh puluh empat ribu sembilan ratus enam puluh) desa di 434 (empat ratus tiga puluh empat) kabupaten/kota berdasarkan data jumlah desa dari Kementerian Dalam Negeri.

Ayat (4)

Huruf a

Cukup jelas.

Huruf b

Yang dimaksud dengan "desa tertinggal dan desa sangat tertinggal" adalah status desa yang ditetapkan oleh Kementerian Desa, Pembangunan Daerah Tertinggal dan Transmigrasi.

Yang dimaksud dengan "desa tertinggal dan desa sangat tertinggal dengan jumlah penduduk miskin tinggi" adalah desa tertinggal dan desa sangat tertinggal yang memiliki jumlah penduduk miskin atau persentase penduduk miskin terbanyak yang berada pada kelompok desa desil ke 7 (tujuh), 8 (delapan), 9 (sembilan), dan 10 (sepuluh) berdasarkan perhitungan yang dilakukan oleh Direktorat Jenderal Perimbangan Keuangan.

Huruf c

Yang dimaksud dengan "desa dengan kinerja terbaik" adalah desa yang memiliki hasil penilaian kinerja terbaik di masing-masing kabupaten/kota. Penilaian kinerja berdasarkan kriteria utama dan kriteria kinerja antara lain:

1. pengelolaan keuangan desa;
2. pengelolaan Dana Desa;
3. capaian keluaran (*output*) Dana Desa; dan
4. capaian hasil (*outcome*) pembangunan desa.

Huruf d

Data jumlah desa, jumlah penduduk desa, angka kemiskinan desa, luas wilayah desa, dan tingkat kesulitan geografis desa bersumber dari Kementerian Dalam Negeri, Kementerian Sosial, dan/atau lembaga yang menyelenggarakan urusan pemerintahan di bidang statistik.

Dalam ...

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PRESIDEN REPUBLIK INDONESIA—11- Dalam hal data tidak tersedia, terdapat anomali data, atau data tidak memadai, penghitungan Dana Desa dilakukan berdasarkan: a. data yang digunakan dalam penghitungan Dana Desa tahun sebelumnya; b. menggunakan rata-rata data desa dalam satu kecamatan dimana desa tersebut berada; c. menggunakan data hasil pembahasan dengan kementerian negara/lembaga penyedia data, dan/atau d. melakukan penyesuaian data dengan menggunakan data yang digunakan pada penghitungan Dana Desa tahun sebelumnya dan/atau data yang dirilis pada laman kementerian negara/lembaga penyedia data terkait. Cukup jelas. Ayat (5) Ayat (6) Ayat (7) Yang dimaksud dengan “penyaluran dari Rekening Kas Umum Negara ke Rekening Kas Desa melalui Rekening Kas Umum Daerah” adalah penyaluran Dana Desa dari Rekening Kas Umum Negara ke Rekening Kas Umum Daerah dan dari Rekening Kas Umum Daerah ke Rekening Kas Desa yang dilakukan pada tanggal yang sama. Dalam hal terdapat permasalahan desa yang mendapat Dana Desa atau kepala desa menyalahgunakan Dana Desa, Menteri Keuangan dapat melakukan penghentian penyaluran Dana Desa. Yang dimaksud dengan “sektor prioritas di desa” antara lain mendukung program ketahanan pangan dan hewani serta penanganan peningkatan kesehatan masyarakat termasuk penurunan stunting dan penanganan Corona Virus Disease 2019 (COVID-19) di desa, program pembangunan infrastruktur desa dengan mengutamakan penggunaan tenaga kerja dan bahan baku lokal, program Teknologi Informasi dan Komunikasi untuk peningkatan kualitas pelayanan desa, dan program pengembangan desa sesuai dengan potensi dan karakteristik desa. SK No 095341 A Ayat (8)

PRESIDEN REPUBLIK INDONESIA -t2- Ayat (8) Pasal 10 Huruf a Huruf b Materi muatan Peraturan Menteri Keuangan antara lain penganggaran, pengalokasian, penyaluran, penggunaan, penatausahaan, pertanggungjawaban dan pelaporan, pemantauan dan evaluasi, dan sanksi administrasi, serta penetapan rincian Dana Desa setiap desa. Yang dimaksud dengan “dana transfer umum” adalah dana yang bersumber dari APBN kepada daerah untuk digunakan sesuai dengan kewenangan daerah guna mendanai kebutuhan daerah dalam rangka pelaksanaan desentralisasi. Yang dimaksud dengan “dana transfer khusus” adalah dana yang bersumber dari APBN kepada daerah dengan tujuan untuk membantu mendanai kegiatan khusus, baik fisik maupun nonfisik yang merupakan urusan daerah. Pasal 1 1 Ayat (1) Cukup jelas. Ayat (21 Cukup jelas. Ayat (3) Huruf a Penerimaan Pajak Bumi dan Bangunan bagian Pusat sebesar 10% (sepuluh persen) dibagi secara merata kepada seluruh kabupaten/kota. Bagian daerah yang berasal dari biaya pemungutan, digunakan untuk mendanai kegiatan sesuai kebutuhan dan prioritas daerah, tidak termasuk untuk pembayaran insentif pemungutan pajak daerah dan retribusi daerah. SK No 095342 A Pajak ..

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Pajak Bumi dan Bangunan mencakup sektor pertambangan, perkebunan, perhutanan, dan sektor lainnya yang meliputi Pajak Bumi dan Bangunan perikanan dan Pajak Bumi dan Bangunan atas kabel bawah laut.

Huruf b

DBH ini termasuk DBH dari Pajak Penghasilan Pasal 25 dan Pasal 29 Wajib Pajak Orang Pribadi Dalam Negeri yang pemungutannya bersifat final berdasarkan Peraturan Pemerintah Nomor 23 Tahun 2018 tentang Pajak Penghasilan atas Penghasilan dari Usaha yang diterima atau diperoleh Wajib Pajak yang Memiliki Peredaran Bruto tertentu dan tidak termasuk Pajak Penghasilan ditanggung Pemerintah.

Huruf c

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Ayat (8)

Kebijakan ini merupakan konsekuensi dari perubahan kebijakan berupa pengalihan kewenangan di bidang kehutanan dari kabupaten/kota menjadi kewenangan provinsi sebagaimana diatur dalam Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah sebagaimana telah diubah beberapa kali terakhir dengan Undang-Undang Nomor 9 Tahun 2015 tentang Perubahan Kedua atas Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah. Pengalokasian DBH Kehutanan Dana Reboisasi kepada provinsi penghasil dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan serta dapat mempertimbangkan kinerja atas pengelolaan hutan.

Ayat (9) ...

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Ayat (9)

Huruf a

Cukup jelas.

Huruf b

Dengan ketentuan ini daerah tidak lagi diwajibkan untuk mengalokasikan DBH Minyak Bumi dan Gas Bumi sebesar 0,5% (nol koma lima persen) untuk tambahan anggaran pendidikan dasar.

Kebijakan penggunaan DBH Minyak Bumi dan Gas Bumi untuk Provinsi Papua Barat dan Provinsi Aceh dilaksanakan sesuai dengan ketentuan Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 2 Tahun 2021 tentang Perubahan Kedua atas Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua, dan Undang-Undang Nomor 11 Tahun 2006 tentang Pemerintahan Aceh.

Huruf c

Kebijakan ini merupakan konsekuensi dari perubahan kebijakan berupa pengalihan kewenangan di bidang kehutanan dari kabupaten/kota menjadi kewenangan provinsi sebagaimana diatur dalam Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 9 Tahun 2015 tentang Perubahan Kedua atas Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah.

Ayat (10)

Cukup jelas.

Ayat (11)

Cukup jelas.

Ayat (12)

Cukup jelas.

Ayat (13) ...

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Ayat (13)

Cukup jelas.

Ayat (14)

Gaji pegawai Aparatur Sipil Negara pada instansi Daerah meliputi gaji pokok dan tunjangan melekat sedangkan gaji untuk formasi Aparatur Sipil Negara pada instansi Daerah meliputi gaji pokok sebagaimana diatur dalam peraturan kepegawaian, tidak termasuk didalamnya tunjangan perbaikan penghasilan atau yang disebut dengan nama lainnya.

Ayat (15)

Pendapatan Dalam Negeri Neto yang digunakan sebagai dasar perhitungan pagu DAU Nasional dihitung berdasarkan pendapatan dalam negeri tahun berjalan/berkenaan.

Ayat (16)

Cukup jelas.

Ayat (17)

Penyesuaian dilakukan dalam rangka perbaikan pemerataan kemampuan fiskal antardaerah.

Ayat (18)

Penggunaan dana transfer umum paling sedikit 25% (dua puluh lima persen) yang terkait dengan program pemulihan ekonomi daerah termasuk program perlindungan sosial dan pemberdayaan masyarakat, sedangkan yang terkait dengan pembangunan sumber daya manusia bidang pendidikan termasuk untuk pembayaran gaji guru Pegawai Pemerintah dengan Perjanjian Kerja (PPPK).

Ayat (19)

Cukup jelas.

Ayat (20)

Cukup jelas.

Ayat (21)

Cukup jelas.

Ayat (22)

Cukup jelas.

Pasal 12 ...

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Pasal 12

Ayat (1)

Huruf a

Yang dimaksud dengan "DAK fisik" adalah dana yang dialokasikan dalam APBN kepada daerah tertentu dengan tujuan untuk membantu mendanai kegiatan yang merupakan urusan daerah dan sesuai dengan prioritas nasional, berupa penyediaan prasarana dan sarana pelayanan dasar publik, baik untuk pemenuhan Standar Pelayanan Minimal (SPM) dan pencapaian prioritas nasional maupun percepatan pembangunan daerah dan kawasan dengan karakteristik khusus dalam rangka mengatasi kesenjangan pelayanan publik antardaerah.

Huruf b

Yang dimaksud dengan "DAK nonfisik" adalah dana yang bersumber dari APBN yang dialokasikan kepada daerah dengan tujuan utama untuk mendukung kelancaran penyelenggaraan pelayanan dasar publik yang menjadi urusan daerah.

Ayat (2)

Pengalokasian DAK fisik bertujuan untuk membantu daerah tertentu, mendanai kebutuhan sarana dan prasarana pelayanan dasar masyarakat, dan percepatan pembangunan daerah dan pencapaian sasaran prioritas nasional.

Ayat (3)

Cukup jelas.

Ayat (4)

DAK fisik penugasan bersifat tematik dan lintas bidang yang bertujuan untuk memperkuat sinergi antarbidang dalam percepatan pembangunan daerah dan pencapaian prioritas nasional.

Ayat (5)

Cukup jelas.

Ayat (6) ...

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Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Ayat (8)

Cukup jelas.

Pasal 13

Ayat (1)

Cukup jelas.

Ayat (2)

Yang dimaksud dengan "kinerja tahun sebelumnya" adalah kinerja pemerintah daerah sebelum tahun 2022.

Yang dimaksud dengan "kinerja tahun berjalan" adalah kinerja pemerintah daerah di tahun 2022.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Pasal 14

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4) ...

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Ayat (4)

Cukup jelas.

Ayat (5)

Data yang digunakan bersumber dari instansi pusat yang berwenang mengeluarkan data atau bersumber dari pemerintah daerah.

Yang dimaksud dengan indikator lain adalah variabel relevan, yang digunakan Pemerintah Provinsi dalam membagi Dana Otonomi Khusus antarkabupaten/kota dalam rangka pemerataan dan perimbangan lebih baik antara lain: Indeks Desa Membangun, Indeks Kapasitas Fiskal Daerah, dan jumlah penduduk miskin.

Ayat (6)

Cukup jelas.

Ayat (7)

Yang dimaksud dengan "data belanja urusan" adalah data Laporan Keuangan Pemerintah Daerah Tahun Anggaran 2019 yang sudah diaudit Badan Pemeriksa Keuangan.

Yang dimaksud dengan "kewenangan tertentu" adalah kewenangan fungsi pendidikan, fungsi kesehatan, dan fungsi ekonomi untuk pembagian Dana Otonomi Khusus 1,25% (satu koma dua lima persen) dari plafon Dana Alokasi Umum Nasional dan/atau kewenangan diluar fungsi pendidikan, kesehatan dan ekonomi untuk pembagian dana Otonomi Khusus 1% (satu persen) dari plafon Dana Alokasi Umum Nasional.

Ayat (8)

Yang dimaksud dengan pembangunan infrastruktur meliputi infrastruktur perhubungan, telekomunikasi, air bersih, energi listrik, dan sanitasi lingkungan.

Yang dimaksud dengan prioritas dan kebutuhan adalah program/kegiatan yang diusulkan oleh Provinsi/Kabupaten/Kota melalui provinsi dan direviu oleh pemerintah berdasarkan kriteria tertentu dan mempertimbangkan pemerataan pembangunan infrastruktur di kabupaten/kota.

Yang ...

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Yang dimaksud dengan pembagian DTI berdasarkan usulan provinsi adalah pembagian yang didasarkan kepada usulan provinsi atas program/kegiatan yang dibutuhkan.

Dalam hal pembagian DTI usulan provinsi masih berada dibawah pembagian DTI antarprovinsi yang dilakukan oleh pemerintah, maka selisihnya dapat menggunakan stok program usulan kegiatan DAK Fisik.

Ayat (9)

Huruf a

Penggunaan bersifat umum termasuk namun tidak terbatas untuk:

a. pembangunan dan pemeliharaan infrastruktur nonbirokrasi yang meliputi pendidikan, kesehatan, air bersih, air layak minum, perumahan, penerangan, telekomunikasi, jaringan internet, serta jalan dan jembatan provinsi dan lintas kabupaten/kota;

b. penguatan lembaga keagamaan dan adat;

c. penguatan perdamaian di wilayah Papua;

d. belanja operasional pelaksanaan tugas dan fungsi Majelis Rakyat Papua/ Majelis Rakyat Papua Barat;

e. penyelesaian permasalahan Tanah Adat (Ulayat);

f. peningkatan kapasitas aparatur (SDM) Pemerintah Daerah;

g. koordinasi, perencanaan, penataan regulasi, monitoring, evaluasi, pelaporan dan penerimaan dalam rangka otonomi khusus Provinsi Papua;

h. pengelolaan data dan penataan sistem informasi terkait tata kelola otonomi khusus;

i. komunikasi, informasi, dan edukasi pendanaan dalam rangka otonomi khusus kepada masyarakat;

j. pembiayaan untuk peningkatan kesejahteraan Orang Asli Papua;

k. bantuan sosial bagi Orang Asli Papua yang memenuhi kriteria;

l. program ...

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l. program strategis dan unggulan provinsi; dan/atau

m. penguatan lembaga-lembaga lain yang pembentukannya diamanatkan oleh Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 2 tahun 2021 tentang Perubahan Kedua atas Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua, tidak termasuk badan yang dibentuk pusat dalam rangka otonomi khusus.

Huruf b

Penggunaan sudah ditentukan meliputi:

a. Program Peningkatan Kualitas Pendidikan (paling sedikit 30% (tiga puluh persen) dari alokasi Dana Otonomi Khusus yang telah ditentukan penggunaannya) termasuk namun tidak terbatas untuk:

1. layanan pendidikan jenjang sekolah sampai dengan pendidikan tinggi kepada masyarakat terutama Orang Asli Papua;
2. pemberian beasiswa jenjang sekolah sampai dengan pendidikan tinggi kepada masyarakat Orang Asli Papua;
3. penyediaan satuan pendidikan;
4. penyediaan sarana dan prasarana pendidikan;
5. pengembangan kurikulum berbasis karakteristik daerah dan budaya;
6. pembiayaan perguruan tinggi;
7. bantuan/hibah perguruan tinggi;
8. percepatan penyediaan tenaga pendidik dan tenaga kependidikan;
9. kegiatan satuan pendidikan, peserta didik, pendidik, dan tenaga kependidikan;

10. kegiatan ...

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10. kegiatan pendidikan dan pelatihan bagi pendidik dan tenaga kependidikan;
11. kegiatan ekstrakurikuler, pengembangan talenta, kompetisi, dan lomba;
12. fasilitasi dan operasional pendidikan sistem asrama sekolah;
13. penyediaan dan distribusi pemerataan pendidik dan tenaga kependidikan terutama di daerah terdepan, tertinggal dan terluar;
14. pendidikan tambahan bagi lulusan sekolah menengah atas atau yang setara untuk memasuki perguruan tinggi dan pendidikan kedinasan;
15. pendidikan khusus dan pendidikan layanan khusus;
16. layanan pendidikan nonformal dan luar biasa;
17. peningkatan kualitas pembelajaran vokasi;
18. program strategis dan unggulan bidang pendidikan lintas kabupaten/kota;
19. beasiswa untuk peserta didik, pendidik, dan tenaga kependidikan; dan/atau
20. pembinaan, kesejahteraan, keamanan, dan penghargaan untuk pendidik dan tenaga kependidikan khususnya yang bertugas di daerah terdepan, tertinggal dan terluar.

b. Program Pembiayaan Kesehatan (paling sedikit 20% (dua puluh persen) dari alokasi Dana Otonomi Khusus yang telah ditentukan penggunaannya) termasuk namun tidak terbatas untuk:

1. program strategis dan unggulan bidang kesehatan lintas kabupaten/kota;
2. memberikan pelayanan kesehatan bagi penduduk termasuk peningkatan gizi masyarakat, kesehatan reproduksi, kesehatan ibu dan anak, kesehatan lanjut usia, kesehatan jiwa, dan pelayanan kesehatan lainnya yang mendukung keberlangsungan hidup masyarakat Papua;

3. melakukan ...

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3. melakukan upaya pencegahan dan penanggulangan penyakit endemis dan/atau penyakit-penyakit yang membahayakan kelangsungan hidup Penduduk;
4. melakukan percepatan penurunan *stunting*;
5. melakukan edukasi dan promosi kesehatan;
6. melakukan pelayanan rehabilitasi ketergantungan alkohol dan NAPZA;
7. melakukan penanggulangan kejadian luar biasa;
8. menyediakan fasilitas pelayanan kesehatan sesuai dengan standar;
9. meningkatkan akses dan mutu pelayanan kesehatan;
10. menyediakan dan memeratakan tenaga kesehatan termasuk pembinaan serta jaminan kesejahteraan dan keamanan tenaga kesehatan dengan memprioritaskan pemenuhan tenaga kesehatan pada fasilitas pelayanan kesehatan yang ada di daerah terdepan, tertinggal dan terluar;
11. memberikan insentif bagi tenaga kesehatan yang bertugas di daerah terdepan, tertinggal dan terluar sesuai dengan biaya kemahalan dalam bentuk materiil dan/atau nonmateriil;
12. program strategis dan unggulan bidang kesehatan lintas kabupaten/kota; dan
13. kewajiban lain yang menjadi kewenangannya sesuai dengan ketentuan peraturan perundang-undangan.

c. Program Pemberdayaan Ekonomi Masyarakat termasuk namun tidak terbatas untuk:
   1. pembangunan loka latihan kerja;
   2. pengembangan wirausaha muda produktif;
   3. penyediaan rumah produksi bersama dengan tata kelola koperasi;
   4. pengembangan sektor unggulan, kawasan perkotaan dan strategis;

5. hilirisasi ...

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5. hilirisasi komoditas unggulan lokal daerah;
6. pemberdayaan masyarakat kampung dengan mengutamakan Orang Asli Papua;
7. pembangunan/revitalisasi pasar tradisional;
8. penyediaan modal usaha dalam bentuk dana bergulir atau kredit usaha;
9. bantuan kepada pelaku Usaha Mikro, Usaha Kecil dan Koperasi;
10. pengembangan usaha dalam bidang pertanian, perkebunan, perikanan, peternakan, industri rumah tangga, perdagangan, kerajinan, ekonomi kreatif dan pariwisata, dan jasa;
11. fasilitasi usaha rintisan secara terpadu dari hulu ke hilir;
12. program strategis dan unggulan bidang ekonomi lintas kabupaten/ kota;
13. pelatihan kerja, keterampilan kerja dan manajemen bisnis;
14. pengolahan, penggudangan dan pengepakan; dan/atau
15. distribusi komoditas strategis dari sentra produksi menuju pasar.

Ayat (10)

Cukup jelas.

Ayat (11)

Yang dimaksud dengan "disetujui oleh Dewan Perwakilan Rakyat" adalah persetujuan yang diberikan Dewan Perwakilan Rakyat dalam Rapat Kerja Transfer ke Daerah dan Dana Desa dalam rangka Pembicaraan Tingkat I/Pembahasan Rancangan Undang-Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2022 beserta Nota Keuangannya.

Ayat (12)

Cukup jelas.

Ayat (13) ...

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Ayat (13)

Cukup jelas.

Pasal 15

Ayat (1)

Cukup jelas.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d

Yang dimaksud dengan "anggaran yang diwajibkan dalam peraturan perundang-undangan" antara lain kewajiban anggaran pendidikan, anggaran kesehatan, alokasi dana desa, dan iuran jaminan kesehatan.

Ayat (3)

Cukup jelas.

Pasal 16

Ayat (1)

Cukup jelas.

Ayat (2)

Program Pengelolaan Subsidi dilaksanakan secara efektif, efisien, dan tepat sasaran guna memberikan manfaat yang optimal bagi pengentasan kemiskinan dan ketimpangan pendapatan masyarakat.

Ayat (3) ...

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Ayat (3)

Yang dimaksud dengan "asumsi dasar ekonomi makro" adalah harga minyak mentah dan nilai tukar rupiah.

Yang dimaksud dengan "parameter" adalah semua variabel yang memengaruhi perhitungan subsidi, antara lain: besaran subsidi harga, volume konsumsi BBM bersubsidi, volume konsumsi LPG tabung 3 kg, Harga Indeks Pasar (HIP) LPG tabung 3 kg, volume penjualan listrik bersubsidi, susut jaringan, dan volume pupuk bersubsidi.

Dalam rangka melaksanakan program pengelolaan subsidi yang lebih tepat sasaran mulai Tahun 2022, Pemerintah dapat mengarahkan pelaksanaan subsidi LPG dan listrik dengan berbasis Data Terpadu Kesejahteraan Sosial (DTKS) secara bertahap.

Ayat (4)

Cukup jelas.

Pasal 17

Cukup jelas.

Pasal 18

Cukup jelas.

Pasal 19

Ayat (1)

Huruf a

Cukup jelas.

Huruf b

Pinjaman baru termasuk pinjaman yang diteruspinjamkan dan/atau diterushibahkan.

Huruf c

Cukup jelas.

Huruf d ...

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Huruf d

Cukup jelas.

Huruf e

Perubahan anggaran dimaksud dapat bersumber dari:

1. rupiah murni;
2. pinjaman dan hibah;
3. sisa klaim asuransi BMN; dan/atau
4. penerimaan lain yang sah.

Huruf f

Cukup jelas.

Huruf g

Cukup jelas.

Huruf h

Cukup jelas.

Huruf i

Cukup jelas.

Huruf j

Yang dimaksud dengan "*ineligible expenditure*" adalah pengeluaran-pengeluaran yang tidak diperkenankan dibiayai dari dana pinjaman/hibah luar negeri karena tidak sesuai dengan kesepakatan dalam Perjanjian Pinjaman dan/atau Hibah Luar Negeri.

Huruf k

Cukup jelas.

Huruf l

Cukup jelas.

Ayat (2)

Pinjaman baru merupakan pinjaman yang dilakukan Pemerintah setelah Undang-Undang tentang APBN Tahun Anggaran 2022 diundangkan.

Pinjaman ...

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Pinjaman baru setelah penetapan Undang-Undang tentang APBN Tahun Anggaran 2022 dapat berupa pinjaman luar negeri kegiatan dan pinjaman dalam negeri termasuk pinjaman yang diteruspinjamkan dan/atau diterushibahkan.

Ayat (3)

Yang dimaksud dengan "perubahan pagu Pemberian Pinjaman" adalah peningkatan pagu Pemberian Pinjaman akibat adanya lanjutan Pemberian Pinjaman yang bersifat tahun jamak, percepatan penarikan Pemberian Pinjaman yang sudah disetujui dalam rangka mengoptimalkan pemanfaatan Pemberian Pinjaman dan/atau penambahan pagu Pemberian Pinjaman untuk penerbitan Surat Perintah Pembukuan/Pengesahan atas transaksi dokumen bukti penarikan pinjaman dan/atau hibah yang dikeluarkan oleh pemberi pinjaman dan/atau hibah (Notice of Disbursement-NOD). Perubahan pagu Pemberian Pinjaman tersebut tidak termasuk Pemberian Pinjaman baru yang belum dialokasikan dalam APBN Tahun Anggaran 2022.

Yang dimaksud dengan "*closing date*" adalah tanggal batas akhir penarikan dana pinjaman/hibah luar negeri melalui penerbitan Surat Perintah Pencairan Dana oleh Kantor Pelayanan Perbendaharaan Negara.

Ayat (4)

Perubahan pagu ini dipergunakan untuk penerbitan Surat Perintah Pembukuan/Pengesahan atas transaksi dokumen bukti penarikan Pinjaman dan/atau Hibah yang dikeluarkan oleh pemberi Pinjaman dan/atau Hibah *(Notice of Disbursement*-NOD).

Ayat (5)

Yang dimaksud dengan "uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri" adalah Alokasi Rupiah Murni yang wajib disediakan pemerintah dalam Daftar Isian Pelaksanaan Anggaran Kementerian Negara/Lembaga Pengguna Pinjaman Luar Negeri, untuk membayar sejumlah tertentu kepada penyedia barang dan/atau jasa sebagai salah satu persyaratan pengefektifan kontrak. Tanpa pembayaran uang muka, pinjaman luar negeri yang perjanjian pinjamannya telah ditandatangani tidak dapat dicairkan.

Ayat (6) ...

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Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Pasal 20

Ayat (1)

Pemberian hibah kepada pemerintah asing/lembaga asing dilakukan dalam bentuk uang tunai dan/atau uang untuk membiayai kegiatan.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Pasal 21

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Pos pembiayaan untuk dana abadi di bidang pendidikan antara lain untuk pengembangan pendidikan nasional, penelitian, kebudayaan, perguruan tinggi, dan pesantren.

Dana ...

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Dana yang diakumulasikan dalam Dana Pengembangan Pendidikan Nasional yang berasal dari alokasi anggaran pendidikan tahun-tahun sebelumnya sebagai dana abadi pendidikan yang dikelola oleh Lembaga Pengelola Dana Pendidikan sebagai *endowment fund* Pendidikan.

Hasil pengelolaan dana abadi pendidikan dimaksud digunakan untuk menjamin keberlangsungan program pendidikan bagi generasi berikutnya sebagai bentuk pertanggungjawaban antargenerasi, antara lain dalam bentuk pemberian beasiswa dan pendanaan riset.

Dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan dalam rangka penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi.

Bentuk, skema, dan cakupan bidang penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi akan diatur lebih lanjut oleh Pemerintah.

Dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung kegiatan terkait pemajuan kebudayaan.

Bentuk, skema, dan cakupan bidang kebudayaan akan diatur lebih lanjut oleh Pemerintah.

Dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung pengembangan perguruan tinggi kelas dunia di perguruan tinggi terpilih.

Bentuk, skema, dan cakupan bidang pengembangan perguruan tinggi akan diatur lebih lanjut oleh Pemerintah.

Dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung pengembangan pesantren.

Bentuk, skema, dan cakupan bidang pengembangan pesantren akan diatur lebih lanjut oleh Pemerintah.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Pasal 22 ...

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Pasal 22

Ayat (1)

Cukup jelas.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Dalam pelaksanaan PMN, Komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat melakukan pendalaman dalam waktu paling lama 60 (enam puluh) hari kerja sejak Undang-Undang ini ditetapkan.

Huruf c

Cukup jelas.

Huruf d

Cukup jelas.

Huruf e

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 23

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Anggaran penanganan *Corona Virus Disease 2019* (COVID-19) di bidang kesehatan antara lain untuk biaya perawatan, insentif tenaga kesehatan, program vaksinasi, serta pelaksanaan 3T (*testing*, *tracing* dan *treatment*).

Ayat (4) ...

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Ayat (4)

Cukup jelas.

Pasal 24

Ayat (1)

Yang dimaksud dengan "defisit" adalah defisit sebagaimana ditetapkan dalam Undang-Undang Nomor 2 Tahun 2020 tentang Penetapan Peraturan Pemerintah Pengganti Undang-Undang Nomor 1 Tahun 2020 tentang Kebijakan Keuangan Negara dan Stabilitas Sistem Keuangan untuk Penanganan Pandemi *Corona Virus Disease 2019* (COVID-19) dan/atau dalam Rangka Menghadapi Ancaman yang Membahayakan Perekonomian Nasional dan/atau Stabilitas Sistem Keuangan Menjadi Undang-Undang.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 25

Cukup jelas.

Pasal 26

Cukup jelas.

Pasal 27

Ayat (1)

Yang dimaksud dengan "krisis pasar SBN domestik" adalah kondisi krisis pasar SBN berdasarkan indikator Protokol Manajemen Krisis (*Crisis Management Protocol*-CMP) pasar Surat Berharga Negara yang ditetapkan oleh Menteri Keuangan.

Penggunaan ...

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Penggunaan dana SAL untuk melakukan stabilisasi pasar SBN dapat dilakukan apabila kondisi pasar SBN telah ditetapkan oleh Menteri Keuangan pada level krisis.

Krisis di pasar SBN tersebut dapat memicu krisis di pasar keuangan secara keseluruhan, mengingat sebagian besar lembaga keuangan memiliki SBN. Situasi tersebut juga dapat memicu krisis fiskal, apabila Pemerintah harus melakukan upaya penyelamatan lembaga keuangan nasional.

Stabilisasi pasar SBN domestik dilakukan melalui pembelian SBN di pasar sekunder oleh Menteri Keuangan.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 28

Ayat (1)

Langkah-langkah kebijakan yang dapat ditempuh antara lain memberikan stimulus fiskal baik di sisi pendapatan, belanja dan/atau pembiayaan, serta melakukan penyesuaian defisit.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d ...

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Huruf d

Khusus untuk pemanfaatan saldo kas Badan Layanan Umum dilakukan dengan mempertimbangkan jenis Badan Layanan Umum dan efektivitas saldo kas Badan Layanan Umum yang akan dimanfaatkan sementara sehingga tidak mengganggu operasional dan manajemen kas Badan Layanan Umum.

Huruf e

Yang dimaksud dengan "penyesuaian Belanja Negara" adalah melakukan pengutamaan penggunaan anggaran yang disesuaikan secara otomatis (*automatic adjustment*), realokasi anggaran, pemotongan anggaran Belanja Negara, dan/atau pergeseran anggaran antarprogram.

Ayat (3)

Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud ayat ini adalah kesepakatan Pemerintah dengan Badan Anggaran Dewan Perwakilan Rakyat.

Ayat (4)

Cukup jelas.

Ayat (5)

Perubahan komposisi instrumen pembiayaan utang meliputi perubahan SBN neto, penarikan Pinjaman Dalam Negeri, dan/atau penarikan Pinjaman Luar Negeri. Penarikan Pinjaman Luar Negeri meliputi penarikan Pinjaman Tunai dan Pinjaman Kegiatan.

Dalam hal Pinjaman Luar Negeri dan/atau Pinjaman Dalam Negeri tidak tersedia dapat digantikan dengan penerbitan SBN atau sebaliknya dalam rangka menjaga ketahanan ekonomi dan fiskal.

Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Ayat (8)

Cukup jelas.

Pasal 29 ...

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PRESIDEN REPUBLIK TNDONESIA -34- Pasal 29 Ayat (1) Pemenuhan pembiayaan APBN Tahun 2022 dapat juga berasal dari hasil penerbitan SBN dalam triwulan IV Tahun 2021, dalam hal perkiraan realisasi penerimaan negara dan/atau perkipaan realisasi pengeluran negara tidak sesuai dengan target Tahun 202t. Ayat (2) Cukup jelas. Pasal 30 Cukup jelas. Pasal 3 1 Cukup jelas. Pasal 32 Cukup jelas. Pasal 33 Ayat (1) Cukup jelas. Ayat (21 Mekanisme pengesahan belanja modal merupakan pertanggungjawaban penggunaan dana cadangan ldana jangka panjang pada Badan Layanan Umum Lembaga Manajemen Aset Negara. Ayat (3) Cukup jelas. Ayat (a) Cukup jelas. SK No 095364 A Pasal 34 .

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Pasal 34

Cukup jelas.

Pasal 35

Ayat (1)

Yang dimaksud BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara, termasuk aset berupa Infrastruktur Jaringan Gas bumi untuk rumah tangga dan Stasiun Pengisian Bahan Bakar Gas bumi untuk transportasi jalan beserta infrastruktur pendukung yang pengadaannya dibiayai oleh APBN DIPA Kementerian Energi dan Sumber Daya Mineral Tahun Anggaran 2009 sampai dengan 2017 yang akan ditambahkan menjadi PMN pada PT Pertamina (Persero) dengan menggunakan skema sesuai Peraturan Pemerintah yang mengatur mengenai Pengelolaan BMN.

Ayat (2)

Cukup jelas.

Ayat (3)

Yang dimaksud dengan "Barang Milik Negara" yaitu berupa tanah dan/atau bangunan serta selain tanah dan/atau bangunan.

Penetapan BPYBDS sebagai PMN pada Badan Usaha Milik Negara antara lain BPYBDS sebagaimana tercatat dalam laporan keuangan PT Perusahaan Listrik Negara (Persero) yang telah diserahterimakan oleh Kementerian Energi dan Sumber Daya Mineral untuk menjadi tambahan PMN bagi PT Perusahaan Listrik Negara (Persero).

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Penambahan PMN sebagaimana dimaksud pada ayat (1), ayat (3), dan ayat (5), Komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat melakukan pendalaman dalam waktu paling lama 60 (enam puluh) hari kerja.

Pasal 36 ...

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Pasal 36

Cukup jelas.

Pasal 37

Ayat (1)

Ketentuan mengenai penjaminan Pemerintah untuk masing-masing program diatur dalam ketentuan peraturan perundang-undangan.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Pelaksanaan penjaminan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha hanya dibatasi pada proyek kerja sama Pemerintah dengan badan usaha dengan penanggung jawab proyek kerja sama adalah pemerintah daerah, Badan Usaha Milik Negara, dan Badan Usaha Milik Daerah.

Huruf d

Cukup jelas.

Huruf e

Cukup jelas.

Huruf f

Cukup jelas.

Huruf g

Pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional dibatasi hanya pada proyek strategis nasional yang telah memperoleh surat jaminan oleh Pemerintah sebagaimana diatur dengan Peraturan Menteri Keuangan mengenai tata cara pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional.

Huruf h ...

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Huruf h

Pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan dibatasi hanya pada proyek yang telah memperoleh jaminan pinjaman oleh Pemerintah kepada kreditur sehubungan dengan pembayaran kembali pinjaman PT Perusahaan Listrik Negara (Persero) selaku pelaksana penugasan pembangunan infrastruktur kelistrikan.

Ayat (3)

Cukup jelas.

Ayat (4)

Pembentukan rekening dana cadangan penjaminan Pemerintah ditujukan terutama untuk menghindari pengalokasian anggaran kewajiban penjaminan Pemerintah dalam jumlah besar dalam satu tahun anggaran di masa yang akan datang, menjamin ketersediaan dana yang jumlahnya sesuai kebutuhan, menjamin pembayaran klaim secara tepat waktu dan memberikan kepastian kepada pemangku kepentingan (termasuk kreditur/investor).

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Ayat (7)

Mekanisme pembayaran pengeluaran belanja transaksi khusus atas klaim kewajiban dan/atau penggantian biaya yang timbul dari pelaksanaan kewajiban penjaminan untuk program penjaminan Pemulihan Ekonomi Nasional dilaksanakan melalui pemindahbukuan dana cadangan penjaminan ke rekening kas umum negara dan diperlakukan sebagai penerimaan pembiayaan. Bukti pemindahbukuan dana cadangan penjaminan dijadikan sebagai dasar pagu belanja transaksi khusus dalam penyusunan daftar isian pelaksanaan anggaran.

Ayat (8)

Cukup jelas.

Ayat (9) ...

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Ayat (9)

Cukup jelas.

Ayat (10)

Cukup jelas.

Pasal 38

Ayat (1)

Penyesuaian pembayaran bunga utang dan pengeluaran cicilan pokok utang dengan kebutuhan realisasi pada tahun anggaran berjalan, antara lain dapat disebabkan oleh:

1. Kondisi ekonomi makro yang tidak sesuai dengan kondisi yang diperkirakan pada saat penyusunan APBN Perubahan dan/atau laporan realisasi pelaksanaan APBN Semester Pertama Tahun Anggaran 2022;
2. Dampak dari restrukturisasi utang dalam rangka pengelolaan portofolio utang;
3. Dampak dari percepatan penarikan pinjaman;
4. Dampak dari transaksi Lindung Nilai atas pembayaran bunga utang dan pengeluaran cicilan pokok utang; dan/atau
5. Dampak dari perubahan komposisi instrumen pembiayaan utang.

Ayat (2)

Pelaksanaan transaksi Lindung Nilai dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat Tahun 2022.

Ayat (3)

Cukup jelas.

Ayat (4)

Kewajiban yang timbul dari transaksi Lindung Nilai bukan merupakan kerugian keuangan negara karena ditujukan untuk melindungi pembayaran bunga utang dan pengeluaran cicilan pokok utang dari risiko fluktuasi mata uang dan tingkat bunga. Selain itu, transaksi Lindung Nilai tidak ditujukan untuk spekulasi mendapatkan keuntungan.

Ayat (5) ...

SK No 095368 A

PRESIDEN REPUBLIK INDONESIA -39- Ayat (5) Cukup jelas. Pasal 39 Ayat (1) Cukup jelas. Ayat (2) Pengaturan mengenai penyelesaian piutang instansi Pemerintah termasuk mengenai tata cara dan kriteria penyelesaian piutang eks- BPPN (Badan Penyehatan Perbankan Nasional). Pasal 40 Cukup jelas. Pasal 4 1 Cukup jelas. Pasal 42 Ayat (1) Yang dimaksud dengan “Keadaan Darurat” adalah memburuknya kondisi ekonomi makro dan keuangan yang menyebabkan fungsi dan peran APBN tidak dapat berjalan secara efektif dan efisien, antara lain: a. proyeksi pertumbuhan ekonomi di bawah asumsi dan deviasi asumsi dasar ekonomi makro lainnya secara signifikan; b. proyeksi penurunan pendapatan negara dan/atau meningkatnya belanja negara secara signifikan; c. kenaikan biaya utang, khususnya imbal hasil SBN secara signifikan; dan/atau d. belum berakhirnya pandemi Corona Virus Disease 2019 (COVID-I9) yang berdampak pada menurunnya kesehatan masyarakat dan mengancam perekonomian nasional dan/atau stabilitas sistem keuangan SK No 095369 A Ayat (21 .

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Ayat (2)

Cukup jelas.

Ayat (3)

Yang dimaksud dengan "karena suatu dan lain hal belum dapat ditetapkan" adalah apabila Badan Anggaran belum dapat melakukan rapat kerja dan/atau mengambil kesimpulan di dalam rapat kerja, dalam waktu 2x24 (dua kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

Yang dimaksud dengan "langkah-langkah antisipasi" adalah langkah-langkah yang diambil oleh Pemerintah dalam rangka penanganan kondisi darurat termasuk namun tidak terbatas pada langkah-langkah penanganan *Corona Virus Disease 2019* (COVID-19) dan dampaknya terhadap perekonomian dan/atau sektor keuangan dengan mendasarkan pada Undang-Undang Nomor 2 Tahun 2020 tentang Penetapan Peraturan Pemerintah Pengganti Undang-Undang Nomor 1 Tahun 2020 tentang Kebijakan Keuangan Negara dan Stabilitas Sistem Keuangan untuk Penanganan Pandemi *Corona Virus Disease 2019* (COVID-19) dan/atau dalam Rangka Menghadapi Ancaman yang Membahayakan Perekonomian Nasional dan/atau Stabilitas Sistem Keuangan Menjadi Undang-Undang, yang berlaku secara mutatis mutandis untuk menjaga kesinambungan kebijakan Pemerintah yang sudah ditempuh sebelumnya, termasuk namun tidak terbatas pada pelebaran defisit yang melampaui dari besaran defisit yang telah ditetapkan dalam Undang-Undang ini.

Ayat (4)

Cukup jelas.

Pasal 43

Ayat (1)

Huruf a

Cukup jelas.

Huruf b

Penjaminan atas pinjaman likuiditas khusus merupakan bentuk skema dukungan Pemerintah untuk penanganan permasalahan lembaga jasa keuangan dan stabilitas sistem keuangan yang membahayakan perekonomian nasional.

Ayat (2) ...

SK No 095370 A

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Ayat (2)

Penambahan utang antara lain bersumber dari penerbitan SBN.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Pasal 44

Cukup jelas.

Pasal 45

Cukup jelas.

Pasal 46

Ayat (1)

Cukup jelas.

Ayat (2)

Dalam hal sumber dana berasal dari pinjaman luar negeri, pemerintah dapat mengadakan pinjaman siaga.

Ayat (3)

Yang dimaksud dengan "dikelola secara khusus" adalah Dana Bersama Penanggulangan Bencana dapat dikelola oleh unit pengelola Dana Bersama Penanggulangan Bencana dan diperlakukan sebagai pendapatan/penerimaan unit pengelola Dana Bersama Penanggulangan Bencana.

Ayat (4)

Cukup jelas.

Pasal 47 ...

SK No 095371 A

PRESIDEN REPUBLIK INDONESIA -42- Pasal 47 Huruf a Penetapan tingkat kemiskinan sesuai dengan metodologi penghitungan Garis Kemiskinan Nasional yang dilakukan oleh Badan Pusat Statistik. Huruf b Cukup jelas. Huruf c Cukup jelas. Huruf d Cukup jelas. Huruf e Cukup jelas. Pasal 48 Cukup jelas Pasal 49 Cukup jelas. TAMBAHAN LEMBARAN NEGARA REPUBLIK INDONESIA NOMOR 6735 SK No 117643 A

PRESIDEN REP]JBLIK INDONESIA LAMPIRAN I UNDANG-UNDANG REPUBLIK INDONESIA NOMOR 6 TAHUN 2O2I TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2022 RINCIAN PEMBIAYAAN ANGGARAN DALAM ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2022 1 1.1 1.2 1.2.t 1.2.1.t r.2.t.2 t.2.2 t.2.2.t t.2.2.t.t 1.2.2.t.2 1.2.2.t.2.t r.2.2.r.2.r.1 r.2.2.t.2.r.2 ALOI(ASI PEMBIAYAAN ANGGARAN Pembiayaan Utang Surat Berharga Negara (Neto) Pinjaman (Neto) Pinjaman Dalam Negeri (Neto) Penarikan Pinjaman Dalam Negeri (Bruto) Pembayaran Cicilan Pokok Pinjaman Dalam Negeri Pinjaman Luar Negeri (Neto) Penarikan Pinjaman Luar Negeri (Bruto) Pinjaman T\-rnai Pinjaman Kegiatan Pinjaman Kegiatan Pemerintah Pusat Pinjaman Kegiatan Kementerian Negara/Lembaga Pinj aman Kegiatan Diterushibahkan (Ribu Rupiah) 868.O19.O50.028 973.583.OO8.108 99t.288.955.628 (t7 .7Os.947.s2O]’ 1.753.633.803 3.581.793.803 (1.828.160.000) (1e.4s9.s81.323) 63.543.958.677 28.700.O00.000 34.843.958.677 31.265.858.978 28.tt8.454.856 3.t47.404.t22 SK No 117637 A r .2.2.t .2.2

PRESIDEN REPUBLIK INDONESIA -2- r .2.2.t .2.2 1.2.2.2 2 2.1 2.2 2.3 2.4 2.5 2.6 3 3.1 3.1.1 3.t.2 4 4.t 4.t.1 4.t.2 Pinjaman Kegiatan kepada Badan Usaha Milik Negara/ Pemerintah Daerah Pembayaran Cicilan Pokok Pinjaman Luar Negeri Pembiayaan Investasi Investasi Klaster Infrastruktur Investasi Klaster Pendidikan Investasi Klaster Perlindungan Masyarakat Investasi Klaster Kerja Sama Internasional Cadangan Pembiayaan Investasi Pembiayaan Pendidikan Pemberian Pinjaman Pinjaman kepada Badan Usaha Mitik Negara/Pemerintah Daerah (Neto) Pinjaman kepada Badan Usaha Milik Negara/Pemerintah Daerah (Bruto) Penerimaan Cicilan Pengembalian Pinjaman dari Badan Usaha Milik Negara/Pemerintah Daerah Kewajiban Penjaminan Penugasan Percepatan Pembangunan Listrik yang Menggunakan Batubara Penjaminan Infrastruktur dalam Proyek Kerjasama Pemerintah dengan Badan Usaha yang Dilakukan melalui Badan Usaha Penjaminan Infrastruktur 3.578.099.699 (83.003.s40.0o0) (182.318.s68.O321 (86.41e.000.000) (20.000.000.000) (3.000.000.000) (r.94r.ege.242]’ (2r.48O.O00.000) (49.477.s78.79O) 58,5.472.952 58s.472.9s2 (3.s78.0ee.6e91 4.t63.572.65r (1.130.863.OOO1 (316.863.000) (s.786.000) (1s8.470.000) SK No I17638 A 4.1.3 .. Infrastruktur Nasional Percepatan Pembangunan Pembangkit Tenaga

PRESIDEN ]IEPUBLIK INDONESIA -3- 4.1.3 4.L.4 4.1.5 4.2 4.2.1 4.2.t.1 5 5.1 Pembiayaan Infrastruktur melalui Pinjaman Langsung dari Lembaga Keuangan lnternasional kepada Badan Usaha Milik Negara Percepatan Pembangunan Jalan Tol di Sumatera Percepatan Pembangunan Pembangkit Tenaga Listrik 35.000 MW (tnfrastruktur Ketenagalistrikan) Dukungan Penjaminan pada Program Pemulihan Ekonomi Nasional (PEN) dan/atau Stabilitas Sistem Keuangan Penjaminan Pemerintah melalui Badan Usaha Penjaminan yang Ditunjuk dalam Rangka Pelaksanaan Program PEN Penjaminan loss limft UMKM Pembiayaan Lainnya Saldo Anggaran Lebih (7.664.0o0) (t4r.882.00o) (3.061.000) (814.OO0.OOO) (814.000.000) (814.000.000) 77.3,o,o.OOO.OOO 77.300.OO0.OOO PRESIDEN REPUBLIK INDONESIA, JOKO WIDODO ttd Salinan sesuai dengan aslinya KEMENTERTAN SEKRETARIAT NEGARA REPUBLIK INDONESIA Perundang-undan gan dan Hukum, El! SK No I17639 A na Djaman

PRESIDEN REPUBLIK INDONESIA LAMPIRAN II UNDANG-UNDANG REPUBLIK INDONESIA NOMOR 6 TAHUN 2O2I TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2022 POSTUR APBN TAHUN ANGGARAN 2022 A. B c. D. E. PENDAPATAN NEGARA I. PENERIMAAN DALAM NEGERI 1. PENERIMAAN PERPAJAKAN 2. PENERIMAAN NEGARA BUKAN PAJAK II. PENERIMAAN HIBAH BELANJA NEGARA I. BELANJA PEMERINTAH PUSAT II. TRANSFER KE DAERAH DAN DANA DESA KESEIMBANGAN PRIMER SURPLUS/ (DEFrSrTl ANGGARAN (A—Bl % Defisit Anggaran terhadap PDB PEMBIAYAAN ANGGARAN I. PEMBIAYREN UTEXC II. PEMBIAYAANINVESTASI III. PEMBERIAN PINJAMAN (Ribu Rupiah) 1.846. 136.669.813 1.845.556.818.893 1.510.001.200.000 335.555.618.893 579.850.920 2.7t4.155.719.841 1.944.542.254.7tt 769.613.465.130 1462.15.2.152.O281 (868.O19.OsO.0281 (4,85) 868.O19.O50.028 973.583.008.108 (182.318.s68.032) 585.472.952 SK No 117640 A IV. KEWAJIBAN

PRESIDEN REPUBLIK INOONES!A -2- IV. KEWAJTBAN PENJAMINAN V. PEMBIAYAAN LAINI{YA (1.130.863.000) 77.300.O00.000 PRESIDEN REPUBLIK INDONESIA, JOKO WIDODO Salinan sesuai dengan aslinya KEMENTERIAN SEKRETARIAT NEGARA REPUBLIK INDONESIA Perundang-undangan dan Administrasi Hukum, Eydia Silvanna Djaman ttd SK No 11764l A